NOVEMBER 30, 2007
PROSPECTUS
JennisonDryden Asset Allocation Funds
FUND TYPE Balanced/allocation
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
JennisonDryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

Table of Contents

3	RISK/RETURN SUMMARY
3	ABOUT THE FUNDS
3	THE ASSET ALLOCATION FRAMEWORK
5	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES
8	TARGET RANGES
15	PRINCIPAL RISKS
18	EVALUATING PERFORMANCE
24	FEES AND EXPENSES
26	EXAMPLE

30	HOW THE FUNDS INVEST
30	INVESTMENT OBJECTIVES AND POLICIES
30	FUND INVESTMENTS
31	OTHER INVESTMENTS AND STRATEGIES
35	INVESTMENT RISKS

48	HOW THE FUNDS ARE MANAGED
48	BOARD OF DIRECTORS
48	MANAGER
49	SUBADVISER
49	PORTFOLIO MANAGERS
50	DISTRIBUTOR
50	DISCLOSURE OF PORTFOLIO HOLDINGS

51	FUND DISTRIBUTIONS AND TAX ISSUES
51	DISTRIBUTIONS
52	TAX ISSUES
53	IF YOU SELL OR EXCHANGE YOUR SHARES

55	HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUNDS
55	HOW TO BUY SHARES
70	HOW TO SELL YOUR SHARES
73	HOW TO EXCHANGE YOUR SHARES

78	FINANCIAL HIGHLIGHTS
78	INTRODUCTION
79	CONSERVATIVE ALLOCATION FUND
84	MODERATE ALLOCATION FUND
89	GROWTH ALLOCATION FUND

RISK/RETURN SUMMARY

ABOUT THE FUNDS

This prospectus highlights key information about the three mutual funds which together comprise the JennisonDryden Asset Allocation Funds. The Funds are:

  JennisonDryden Conservative Allocation Fund (

  Conservative Allocation Fund)

  JennisonDryden Moderate Allocation Fund (

  Moderate Allocation Fund)

  JennisonDryden Growth Allocation Fund (

  Growth Allocation Fund)

Each Fund is a separate series of The Prudential Investment Portfolios, Inc. ("the Company") and each is a non-diversified fund. Additional information about the Funds follows this summary.

THE ASSET ALLOCATION FRAMEWORK

Introduction
Studies have shown that one of the greatest factors impacting long-term investment returns is attributable to an investor's asset allocation decisions (i.e., the mix of stocks, bonds and money market investments) rather than attempting to find the right time to buy and sell securities.1 Many investors do not have the time, the experience or the resources to implement a sound asset allocation strategy on their own. Investors have increasingly looked to mutual funds as a way to diversify their investments.

Each of the Funds is structured as a "fund of funds." This means that instead of buying individual securities directly, the Funds invest primarily in other mutual funds within the JennisonDryden fund family. We refer to these other funds as the "Underlying Funds." More detailed information about the "fund of funds" structure appears below under "Risk/Return Summary—How are the Funds Managed?"

The Funds are designed for investors who want investment professionals to make their asset allocation decisions. The three Funds offer investors a means to manage their long-term investments in light of their personal investment goals and risk tolerance. By investing in the Underlying Funds, each Fund pursues its investment objective by investing indirectly in a mix of equity and fixed-income securities appropriate for a particular type of investor. Each Fund may serve as the core element of a larger investment portfolio.

Under normal market conditions, each Fund's assets will be invested in various Underlying Funds within the allocation ranges described in this prospectus. Each Fund may hold a portion of its assets in cash or cash equivalents for cash management purposes. These cash and cash equivalents are not included in the Fund's assets for purposes of determining the allocations among the Underlying Funds.

1Source: Association for Investment Management Research, "Does Asset Allocation Policy Explain 40, 90 or 100 percent of performance?" by Roger D. Ibbotson and Paul D. Kaplan, Financial Analysts Journal, January/February 2000.

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How Does a "Fund of Funds" Work?
As a fund of funds, the Funds will invest in Class Z shares of the Underlying Funds, all of which are other mutual funds in the JennisonDryden fund family. Each Fund will invest in a different blend of Underlying Funds in accordance with its specific investment objective.

Because the assets of each Fund will be invested in Underlying Funds, each Portfolio's investment performance is directly related to the investment performance of the Underlying Funds in which it invests. A Fund's ability to meet its investment objectives will depend, in part, on the extent to which the Underlying Funds realize their investment objectives. The degree to which a Fund can achieve its objectives will also depend on whether the Manager's allocations to the various asset classes through allocation among the Underlying Funds prove successful. Also, through their investments in Underlying Funds, the Funds will bear the same types of investment risks that apply to the Underlying Funds. The degree to which a Fund is subject to investment risks will depend on the amount of the Fund's assets invested in particular Underlying Funds. For more information about these risks, see the section called "How the Funds Invest—Investment Risks."

While there is no assurance that a Fund's allocations among Underlying Funds will provide the most favorable returns to investors, it is expected that each Fund's performance will be less volatile than the performance of funds that concentrate their investments in one asset class.

An Underlying Fund may invest in the same security or investment as another Underlying Fund. Therefore, as a Fund shareholder you may end up indirectly owning the same security or investment held by different Underlying Funds.

As a Fund shareholder, you will not have to pay any additional sales charges or ongoing distribution fees as part of the fund of funds structure. This is because the Funds invest in Class Z shares of the Underlying Funds, which do not bear those charges and fees. While there are no duplicative advisory fees, you will pay indirectly for certain expenses of the Underlying Funds, in addition to the expenses of the Fund you own, such as fees for custodian services, Directors' fees, legal and accounting services and transfer agency services.

We will make every effort to avoid duplicative expenses where possible. An investor can avoid any duplicative expenses by investing directly in the Underlying Funds instead of a Fund. As a result of some fees being incurred by the Funds and the Underlying Funds, some of the expenses you bear as an investor in a Fund will be higher than if you invested directly in the Underlying Funds. You should consider whether any greater expense is offset by the Funds' asset allocation structure, which allows you to hold a broad array of investments while owning shares of a single mutual fund. The indirect expenses of the Funds will fluctuate over time due to fluctuations in

4	JennisonDryden Asset Allocation Funds

expenses incurred by the Underlying Funds, and fluctuations in the asset allocation of the assets of the Funds among the Underlying Funds. For more information about each Fund's expenses, see "Fees and Expenses" below.

How Are the Funds Managed?
The Manager believes that its asset allocation strategy and the fund of funds approach will enhance the performance of the Funds and minimize their volatility. First, the Manager has identified a group of funds in the JennisonDryden fund family that the Funds may invest in. We refer to these funds as "Underlying Funds." This allows portions of each Fund's assets to be invested in specific Underlying Funds that focus on a particular type and style of investing, and the Manager believes that the combinations will result in Funds with varying degrees of risk.

Secondly, the Manager believes that, at any given time, certain investment types and styles will generate higher returns than others. Accordingly, the Manager believes that investing in a variety of investment types and styles through the Underlying Funds will reduce each Fund's volatility relative to the price movements of a single asset class. The Manager monitors the strategy and performance of each Underlying Fund and allocates the Funds' assets among them within each Fund's stated ranges. For more information about these ranges, see "Target Ranges for the Underlying Funds" below.

Underlying Funds
Each Underlying Fund has its own investment objectives and principal strategies. Except for each Underlying Fund's fundamental policies, each Underlying Fund may change its principal strategies without shareholder approval to the extent consistent with the Underlying Fund's objectives. The Underlying Funds' investment objectives and fundamental policies may be changed only with approval of their respective shareholders. For a description of the principal strategies of the Underlying Funds, please see the Prospectus of each Underlying Fund, which is available free of charge by telephoning (800) 225-1852.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks for each of the Funds. For more information on the risks associated with the Portfolios, see "Principal Risks" below. While we make every effort to achieve the investment objective of each Fund, we can't guarantee success.

How Do the Funds Differ?
Each Fund has a distinct investment objective and is situated differently along the risk/return spectrum.

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The risk/return balance of each Fund depends upon the proportion of assets it allocates to different types of investments. Of course, higher risk does not always result in higher returns. Historic performance is not indicative of future results.

Prudential Investments LLC (PI or the Manager) has developed an asset allocation strategy for the Funds designed to provide a mix of investment types and styles that is appropriate for investors with conservative, moderate and more aggressive investment orientations.

Conservative Allocation Fund
The Conservative Allocation Fund's investment objective is current income and a reasonable level of capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in Underlying Funds that invest in a diversified portfolio of fixed income and equity securities. The Fund under normal circumstances will invest approximately 60% of its total assets in Underlying Funds that invest primarily in fixed-income securities and the remainder of the Fund's total assets in Underlying Funds that invest primarily in equity securities. The investment adviser will monitor the Fund's investments in Underlying Funds on a regular basis in order to maintain the approximate allocation to each asset class. The Fund may be appropriate for investors who need to draw income from investments while obtaining a measure of long-term capital growth to offset the risk of inflation. The Fund's focus on bonds for greater stability of principal also may make it suitable for conservative investors seeking income and modest growth and those concerned about market volatility.

Risks. The Conservative Allocation Fund is exposed to the same types of risks as the Underlying Funds in which it invests. The principal risks of the Fund, described below under "Principal Risks" and "How the Funds Invest-Investment Risks," are:

  Market risk

  Style risk

  Credit risk

  Interest rate risk

  Small- and medium-size company risk

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  Prepayment risk

  Junk bond risk

  Foreign market risk

Moderate Allocation Fund
The Moderate Allocation Fund's investment objective is capital appreciation and a reasonable level of current income. The Fund seeks to achieve its investment objective by investing primarily in Underlying Funds that invest in a diversified portfolio of fixed income and equity securities. Under normal circumstances, the Fund will invest approximately 65% of its total assets in Underlying Funds that invest primarily in a diversified portfolio of equity securities, with the remainder invested in Underlying Funds that invest primarily in fixed income securities. The investment adviser will monitor the Fund's investments in Underlying Funds on a regular basis in order to maintain the approximate allocation to each asset class. The Fund may be appropriate for investors looking for a balance of long-term capital growth and current income, with some tolerance for investment risk.

Risks. The Moderate Allocation Fund is exposed to the same types of risks as the Underlying Funds in which it invests. The principal risks of the Fund, described below under "Principal Risks" and "How the Funds Invest—Investment Risks,"are:

  Market risk

  Style risk

  Small- and medium-size company risk

  Foreign market risk

  Credit risk

  Interest rate risk

  Prepayment risk

  Junk bond risk

Growth Allocation Fund
The Growth Allocation Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in Underlying Funds which invest in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest approximately 90% of its assets in Underlying Funds that invest primarily in equity securities and the remainder in Underlying Funds that invest primarily in fixed-income securities. The investment adviser will monitor the Fund's investments in Underlying Funds on a regular basis in order to maintain the approximate allocation to each asset class. The Fund may be appropriate for investors seeking long-term capital growth with a significant tolerance for investment risk. In addition, investors who already have a diversified portfolio may find this allocation suitable as an additional growth component.

Risks. The Growth Allocation Fund is exposed to the same types of risks as the

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Underlying Funds in which it invests. The principal risks of the Fund, described below under "Principal Risks" and "How the Funds Invest-Investment Risks,"are:

  Market risk

  Style risk

  Foreign market risk

  Small- and medium-size company risk

  Credit risk

  Interest rate risk

  Prepayment risk

  Junk bond risk

An investor can choose from any of the three Funds, depending on his or her financial situation, personal investment objectives, investment horizon and level of risk tolerance.

TARGET RANGES

The tables in this subsection identify the Underlying Funds that the Funds currently contemplate investing in, along with each Underlying Fund's primary investment type or style and the investment allocation ranges for the Underlying Funds that the Funds are targeting.

In response to market developments, the Manager may rebalance the allocation of the Funds' assets among existing Underlying Funds or may add or eliminate funds from the list of Underlying Funds in accordance with each Fund's investment objective and the policies described below. The Manager also may vary the allocation ranges for each Underlying Fund of a Fund at any time if the Manager believes that doing so will better enable the Fund to pursue its investment objective.

Conservative Allocation Fund
The Fund's investment objective is current income and a reasonable level of capital appreciation. This means that we seek investments that will pay income and investments that will increase in value. The Fund seeks to achieve its objective by investing primarily in Underlying Funds that invest in a diversified portfolio of fixed-income and equity securities. Under normal circumstances, the Fund will invest approximately 60% of its total assets in Underlying Funds that invest primarily in fixed-income securities and the remainder of the Fund's total assets in Underlying Funds that invest primarily in equity securities. The subadviser will monitor the Fund's investments in Underlying Funds on a regular basis in order to maintain the approximate allocation to each asset class.

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Conservative Allocation Fund
Underlying Fund	Investment Objective	Range of Allocation of Total Assets	Asset Class	Primary Investment Type/Style
Dryden Government Income Fund, Inc.	High current return	0-30%	Fixed Income	U.S. Government securities
Dryden High Yield Fund, Inc.	Maximize current income	0-20%	Fixed Income	High yield debt, including junk bond and emerging market debt
Dryden Short-Term Corporate Bond Fund	High current income consistent with preservation of principal	0-30%	Fixed Income	Short duration investment-grade debt instruments
Dryden International Equity Fund	Long-term growth of capital	0-20%	Equities	Growth and value oriented, focusing on large-cap foreign stocks
Jennison Growth Fund	Long-term growth of capital	0-20%	Equities	Growth-oriented, focusing on large-cap U.S. stocks
Jennison Equity Opportunity Fund	Long-term growth of capital	0-20%	Equities	Value-oriented, focusing on multi-cap stocks
Jennison 20/20 Focus Fund	Long-term growth of capital	0-20%	Equities	Growth and value-oriented, focusing on large-cap stocks
Jennison Mid-Cap Growth Fund, Inc.	Long-term capital appreciation	0-20%	Equities	Growth-oriented, focusing on small-cap and mid-cap U.S. stocks
Jennison Value Fund	Capital appreciation	0-20%	Equities	Value-oriented, focusing on large-cap stocks
Dryden Large-Cap Core Equity Fund	Long-term after-tax growth of capital	0-20%	Equities	Growth and value, focusing on large-cap stocks
Dryden Small-Cap Core Equity Fund	Long-term capital appreciation	0-20%	Equities	Growth and value, focusing on small-cap stocks
Dryden Global Real Estate Fund	Capital appreciation and income	0-20%	Equities	Equity-related securities of real estate companies, principally real estate investment trusts (REITs)
Jennison Natural Resources Fund, Inc.	Long-term growth of capital	0-20%	Equities	Equity-related securities of natural resource companies and asset-based securities, the value of which are related to the market value of a natural resource
Dryden Mid-Cap Value Fund	Capital growth	0-20%	Equities	Medium capitalization companies (i.e., companies with equity market capitalizations that fall within the range of the Russell Midcap Index

The Fund will normally invest approximately 60% of its total assets in Underlying Funds that invest primarily in debt obligationsof varying credit quality, including

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securities issued or guaranteed by theU.S. government and its agencies, and debt obligations issued by U.S. companies, foreign companies and foreign governments and their agencies. The Underlying Funds may invest in mortgage-related securities issued or guaranteed by U.S. government entities and in privately-issued, mortgage-related securities (not issued or guaranteed by the U.S. government). These investments may include collateralized mortgage obligations and stripped mortgage-backed securities. The Underlying Funds may also invest in asset-backed securities. The debt obligations held by an Underlying Fund in which the Portfolio invests will have varying average maturities and average duration, depending on the investment strategies of particular Underlying Funds. Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, that is, principal and interest rate payments. Duration is expressed as a measure of time in years—the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price.

We may invest up to 20% of the Fund's total assets in Underlying Funds that invest in high-yield debt obligations —also known as "junk bonds," including securities rated below B by Standard & Poor's Ratings Services (S&P), Moody's Investors Service, Inc. (Moody's) or another major rating service, and unrated debt obligations that the respective Underlying Fund's adviser believes are comparable inquality.

We may also invest up to 25% of the Fund's total assets in Underlying Funds that invest in non-U.S. dollar denominated foreign debt obligations, including up to 10% of its total assets in Underlying Funds that invest in debt obligations of issuers in emerging markets.

The Fund will normally invest approximately 40% of its total assets in Underlying Funds that invest primarily in common stocks of U.S. and foreign companies of all market capitalization ranges. The Fund may invest up to 20% of its total assets in Underlying Funds that invest in non-U.S. dollar-denominated stocks of foreign companies, including companies in emerging markets. "Foreign" securities are those debt obligations or stocks of foreign companies that are denominated in foreign currencies (including the euro—a multinational currency unit). Therefore, the limitations described above on the amount of the Fund's total assets that may be invested in Underlying Funds that invest in foreign debt obligations and stocks of foreign companies do not apply to U.S. dollar-denominated foreign debt obligations or stocks.

Moderate Allocation Fund
The Fund's investment objective is capital appreciation and a reasonable level of current income. This means that we seek investments that will increase in value and investments that will pay income. The Fund seeks to achieve its objective by investing primarily in Underlying Funds that invest in a diversified portfolio of fixed income and equity securities. Under normal circumstances the Fund will invest approximately 65%

10	JennisonDryden Asset Allocation Funds

of its total assets in Underlying Funds that invest in a diversified portfolio of equity securities with the remainder invested in Underlying Funds that invest in fixed-income securities. The investment adviser will monitor the Fund's investments in Underlying Funds on a regular basis in order to maintain the allocation to each asset class.

Moderate Allocation Fund
Underlying Fund	Investment Objective	Range of Allocation of Total Assets	Asset Class	Primary Investment Type/Style
Jennison Growth Fund	Long-term growth of capital	0-30%	Equities	Growth-oriented, focusing on large-cap U.S. stocks
Jennison Equity Opportunity Fund	Long-term growth of capital	0-20%	Equities	Value-oriented, focusing on multi-cap stocks
Dryden International Equity Fund	Long-term growth of capital	0-30%	Equities	Growth and value-oriented, focusing on large-cap foreign stocks
Jennison 20/20 Focus Fund	Long-term growth of capital	0-20%	Equities	Growth and value-oriented, focusing on large-cap stocks
Jennison Mid-Cap Growth Fund	Long-term capital appreciation	0-20%	Equities	Growth-oriented, focusing on small-cap and mid-cap U.S. stocks
Jennison Value Fund	Capital appreciation	0-20%	Equities	Value-oriented, focusing on large-cap stocks
Dryden Large-Cap Core Equity Fund	Long-term after-tax growth of capital	0-20%	Equities	Growth and value, focusing on large-cap stocks
Dryden Small-Cap Core Equity Fund	Long-term capital appreciation	0-20%	Equities	Growth and value, focusing on small-cap stocks
Dryden Government Income Fund	High current return	0-30%	Fixed Income	U.S. Government Securities
Dryden High Yield Fund	Maximize current income	0-20%	Fixed Income	High yield debt, including junk bond and emerging market debt
Dryden Short-Term Corporate Bond Fund	High current income consistent with preservation of principal	0-20%	Fixed Income	Short duration investment-grade debt instruments
Dryden Global Real Estate Fund	Capital appreciation and income	0-20%	Equities	Equity-related securities of real estate companies, principally real estate investment trusts (REITs)
Jennison Natural Resources Fund, Inc.	Long-term growth of capital	0-20%	Equities	Equity-related securities of natural resource companies and asset-based securities, the value of which are related to the market value of a natural resource

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Dryden Mid-Cap Value Fund	Capital growth	0-20%	Equities	Medium capitalization companies (i.e., companies with equity market capitalizations that fall within the range of the Russell Midcap Index)

The Fund will normally invest approximately 65% of its total assets in Underlying Funds that invest primarily in common stocks of U.S. and foreign companies of all market capitalization ranges. The Fund may invest up to 30% of its total assets in Underlying Funds that invest in non-U.S. dollar-denominated stocks of foreign companies, including companies in emerging markets. "Foreign" securities are those debt obligations or stocks of foreign companies that are denominated in foreign currencies (including the euro). Therefore, the limitations described above on the amount of the Fund's total assets that may be invested in Underlying Funds which invest in foreign debt obligations and stocks of foreign companies do not apply to U.S. dollar-denominated foreign debt obligations or stocks.

The Fund will normally invest approximately 35% of its total assets in Underlying Funds that invest primarily in debt obligations of varying credit quality, including securities issued or guaranteed by the U.S. government and its agencies, and debt obligations issued by U.S. companies, foreign companies and foreign governments and their agencies. Underlying Funds may invest in mortgage-related securities issued or guaranteed by U.S. government entities and in privately issued, mortgage-related securities (not issued or guaranteed by the U.S. government). These investments may include collateralized mortgage obligations and stripped mortgage-backed securities . The Underlying Funds may also invest in asset-backed securities. The debt obligations held by an Underlying Fund will have varying average maturities and average duration ranges.

We may invest up to 20% of the Fund's total assets in Underlying Funds that invest in high-yield debt obligations —also known as "junk bonds," including securities rated below B by S&P, Moody's or another major rating service, and unrated debt obligations that the respective Underlying Fund's adviser believes are comparable in quality.

We may also invest up to 25% of the Fund's total assets in Underlying Funds that invest in non-U.S. dollar-denominated foreign debt obligations, including up to 10% of its total assets in Underlying Funds that invest in debt obligations of issuers in emerging markets.

Growth Allocation Fund
The Fund's investment objective is long-term capital appreciation. This means that we seek investments that will increase in value. The Fund seeks to achieve its objective by investing approximately 90% of its total assets in Underlying Funds that invest in a diversified portfolio of equity securities. The Fund's remaining assets are invested in Underlying Funds that invest in fixed income securities. The investment adviser will

12	JennisonDryden Asset Allocation Funds

monitor the Fund's investments in Underlying Funds on a regular basis in order to maintain the allocation to each asset class.

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Growth Allocation Fund
Underlying Fund	Investment Objective	Range of Allocation of Total Assets	Asset Class	Primary Investment Type/Style
Jennison Growth Fund	Long-term growth of capital	0-30%	Equities	Growth-oriented, focusing on large-cap U.S. stocks
Jennison Equity Opportunity Fund	Long-term growth of capital	0-20%	Equities	Value-oriented, focusing on multi-cap sotcks
Dryden International Equity Fund	Long-term growth of capital	0-35%	Equities	Growth and value oriented, focusing on large-cap foreign stocks
Jennison 20/20 Focus Fund	Long-term growth of capital	0-20%	Equities	Growth and value-oriented, focusing on large-cap stocks
Jennison Mid-Cap Growth Fund	Long-term capital appreciation	0-20%	Equities	Growth-oriented, focusing on small-cap and mid-cap U.S. stocks
Jennison Value Fund	Capital appreciation	0-20%	Equities	Value-oriented, focusing on large-cap stocks
Dryden Large-Cap Core Equity Fund	Long-term after-tax growth of capital	0-20%	Equities	Growth and value, focusing on large-cap stocks
Dryden Small-Cap Core Equity Fund	Long-term capital appreciation	0-20%	Equities	Growth and value, focusing on small-cap stocks
Dryden Government Income Fund	High current return	0-30%	Equities	U.S. Government Securities
Dryden High Yield Fund	Maximize current income	0-20%	Fixed Income	High yield debt, including junk bond and emerging market debt
Dryden Short-Term Corporate Bond Fund	High current income consistent with preservation of principal	0-20%	Fixed Income	Short duration investment-grade debt instruments
Dryden Total Return Bond Fund	Total Return	0-20%	Fixed Income	Multi-sector debt instruments
Dryden Global Real Estate Fund	Capital appreciation and income	0-20%	Equities	Equity-related securities of real estate companies, principally real estate investment trusts (REITs)
Jennison Natural Resources Fund, Inc.	Long-term growth of capital	0-20%	Equities	Equity-related securities of natural resource companies and asset-based securities, the value of which are related to the market value of a natural resource
Dryden Mid-Cap Value Fund	Capital growth	0-20%	Equities	Medium capitalization companies (i.e., companies with equity market capitalizations that fall within the range of the Russell Midcap Index)

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The Fund will normally invest approximately 90% of its total assets in Underlying Funds that invest primarily in common stocks of U.S. and foreign companies of all market capitalization ranges. The Fund may invest the remainder of its assets in Underlying Funds that invest primarily in fixed-income securities. The Fund may invest approximately 35% of its total assets in Underlying Funds that invest in non-U.S. dollar-denominated stocks of foreign companies, including companies in emerging markets. "Foreign" securities are those stocks of foreign companies that are denominated in foreign currencies (including the euro). Therefore, the limitation described above on the amount of the Fund's total assets that may be invested in Underlying Funds that invest in the stocks of foreign companies does not apply to U.S. dollar-denominated foreign stocks.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. There is no assurance that any of the Funds will achieve their respective investment objectives. The following summarizes the principal risks associated with investments in the Funds and the Underlying Funds in which the Funds invest. The summary is not intended to be exhaustive. For a more complete description of such risks, please refer to the SAI and to the prospectuses of the Underlying Funds which are available free of charge by telephoning (800) 225-1852.

Equity Risk
Since the Funds invest in Underlying Funds that invest in equity securities, there is the risk that the price of a particular stock owned by an Underlying Fund could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. Generally, the stock prices of large companies are more stable than the stock prices of small companies, but this is not always the case. Each Fund's indirect equity holdings can vary significantly from broad market indexes, and their performance can deviate from the performance of those indexes.

Small- and Medium-Size Company Risk
Each Fund invests to some degree in Underlying Funds that may invest in stocks of small- and medium-size companies. These companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, the prices of stocks issued by small- and medium-size companies tend to fluctuate more than the stocks of larger, more established companies.

Style Risk
Since some of the Underlying Funds focus on either a growth or value style of equity investing, there is the risk that a particular style may be out of favor for a period of time. Also, as funds of funds, the Funds use an asset allocation strategy in selecting Underlying Funds for investment. Although the investment adviser believes that this will add value over the long term, it is possible that we will emphasize an asset category that is out of favor.

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Credit Risk, Market Risk and Interest Rate Risk
The Funds invest in Underlying Funds which invest in debt obligations. Debt obligations have credit, market and interest rate risks. Credit risk is the possibility that an issuer of a debt obligation fails to pay interest or repay principal to the Underlying Fund. Market risk, which may affect an industry, a sector or the entire market, is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Interest rate risk refers to the fact that the value of most bonds will fall when interest rates rise. The longer the maturity and the lower the credit quality of a bond, the more likely its value will decline.

Junk Bond Risk
Debt securities rated below investment grade—also known as "junk bonds"—have a higher risk of default and tend to be less liquid.

Foreign Market Risk
Since the Funds invest in Underlying Funds which invest in foreign securities, there are additional risks. Foreign markets often are more volatile than U.S. markets and generally are not subject to regulatory requirements comparable to those placed on U.S. issuers. Changes in currency exchange rates can reduce or increase market performance. In addition to the general risks of investing in foreign securities, to the extent that an Underlying Fund invests in securities of emerging markets, an Underlying Fund may be exposed to a greater risk of potential turmoil, rapid changes in economic conditions or other risks. The Funds do not intend to re-allocate assets among the Underlying Funds frequently in response to day-to-day changes in markets. Historically, certain Underlying Funds, however, have actively and frequently traded their portfolio securities. High portfolio turnover results in higher transaction costs and can affect an Underlying Fund's, and, therefore, a Fund's performance and can have adverse tax consequences.

Derivatives Risk
Some of our investment strategies—such as using leverage or derivatives—also involve above-average risks. The Underlying Funds may use various derivative strategies to try to enhance return. They may also use derivatives as hedging techniques to try to protect the value of their assets. Derivatives may not match or fully offset the underlying positions and this could result in losses to an Underlying Fund, and, therefore, to a Fund that would not otherwise have occurred. If an Underlying Fund sells securities and agrees to repurchase them in a forward roll transaction or a reverse repurchase agreement, there is a risk that the market value of any securities purchased with proceeds of the initial sale will decline below the repurchase price the Underlying Fund has agreed to pay. This would cause the value of shares of an Underlying Fund, and, therefore, a Fund to decrease faster than would otherwise be the case, and is the speculative characteristic known as "leverage."

Non-Diversified Status
Because of the fund of funds structure, the Funds are considered "non-diversified"

16	JennisonDryden Asset Allocation Funds

mutual funds and, as such, their investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, each Fund may invest a greater percentage of its assets in the securities of an individual issuer, in this case any Underlying Fund. Thus, each Fund's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree.

In addition to the Funds being non-diversified mutual funds because of the fund of funds structure, two of the Underlying Funds, Dryden Global Real Estate Fund and Jennison Natural Resources Fund, are each non-diversified mutual funds. This means that Dryden Global Real Estate Fund and Jennison Natural Resources Fund may invest more than 5% of their respective total assets in the securities of any one issuer. Investing in a non-diversified mutual fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Like any mutual fund, an investment in any of the Funds could lose value and you could lose money. For more detailed information about the risks associated with the Funds, see "How the Funds Invest—Investment Risks."

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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EVALUATING PERFORMANCE

A number of factors - including risk - can affect how each Fund performs. The following bar charts show each Fund's performance for each full calendar year of operation or for the last 10 calendar years, whichever is shorter. The following bar chart and Average Annual Total Returns table demonstrate the risk of investing in each Fund by showing how returns can change from year to year and by showing how a Fund's average annual total returns compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that a Fund will achieve similar results in the future.

Conservative Allocation Fund

Annual Total Returns % (Class B shares) 1

1These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Total return for Class B shares from 1-1-07 to 9-30-07 was 5.60%.

BEST QUARTER: 3.36%	WORST QUARTER: -1.25%
(3rd quarter of 2005)	(1st quarter of 2005)

18	JennisonDryden Asset Allocation Funds

Average Annual Total Returns % (as of 12-31-06)
Return Before Taxes	One Year	Since Inception
Class A shares	2.58	5.15
Class C shares	6.73	6.52
Class Z shares	8.89	7.66

Class B Shares %
Return Before Taxes	2.83	5.53
Return After Taxes on Distributions	2.16	5.01
Return After Taxes on Distribution and Sale of Fund Shares	2.21	4.50

Index % (reflects no deduction for fees, expenses or taxes)
S&P 500 Index	15.78	10.75
Russell 10000 Index	15.46	11.27
Conservative Customized Blend	10.96	7.76
Lipper Average	11.08	7.76

Notes to Average Annual Return Tables: ° The Fund's returns are after deduction of sales charges and expenses. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns for Class A shares would have been lower.
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.
° The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.
° The Russell 1000 Index is an unmanged index that consists of the 1,000 largest securities in the Russell 3000 Index.
° Conservative Customized Blend is a model portfolio consisting of the Russell 3000 Index (25%), the MSCI EAFE Index (10%), the Lehman Brothers Aggregate Bond Index (30%), the Merrill Lynch 1-3 Corporate Index (30%) and the Citigroup BMI World Property Index (5%). The Conservative Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund. Source: Lipper Inc.
° The Lipper Average is based on the average return of all mutual funds in the Lipper Mixed Asset Target Allocation Moderate Income Funds category and does not include the effect of any sales charges. Returns would be lower if sales charges were reflected. Source: Lipper Inc.
° Class R shares are new. Therefore, no performance history is available with respect to Class R shares.
° Inception date for Class A, Class B, Class C and Class Z shares is 3-30-04.
° Inception date for Class R shares is 1-12-07.

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Moderate Allocation Fund

Annual Total Returns % (Class B shares) 1

1 These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Total return for Class B shares from 1-1-07 to 9-30-07 was 7.48%.

BEST QUARTER: 5.20%	WORST QUARTER: -1.59%
(3rd quarter of 2005)	(2nd quarter of 2006)

Average Annual Total Returns % (as of 12-31-06)
Return Before Taxes	One Year	Since Inception
Class A shares	5.52	8.23
Class C shares	9.69	9.61
Class Z shares	11.74	10.69

Class B Shares %
Return Before Taxes	5.88	8.71
Return After Taxes on Distributions	5.29	8.35
Return After Taxes on Distribution and Sale of Fund Shares	4.10	7.33

Index % (reflects no deduction for fees, expenses or taxes)
S&P 500 Index	15.78	10.75
Russell 1000 Index	15.46	11.27
Moderate Customized Blend	14.27	-
Lipper Average	11.98	8.61

20	JennisonDryden Asset Allocation Funds

Notes to Average Annual Total Returns Table:
° The Fund's returns are after deduction of sales charges and expenses. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns for Class A shares would have been lower.
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.
° The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.
° The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index.
° Moderate Customized Blend is a model portfolio consisting of the Russell 3000 Index (45%), the MSCI EAFE Index (15%), the Lehman Brothers Aggregate Bond Index (20%), the Merrill Lynch 1-3 Corporate Index (15%) and the Citigroup BMI World Property Index (5%). The Moderate Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund. Source: Lipper Inc.
° The Lipper Average is based on the average return of all mutual funds in the Lipper Mixed Asset Target Allocation Growth Funds Average category and does not include the effect of any sales charges. Returns would be lower if sales charges were reflected. Source: Lipper Inc.
° Class R shares are new. Therefore, no performance history is available with respect to Class R shares.
° Inception date for Class A, Class B, Class C and Class Z shares is 3-30-04.
° Inception date for Class R shares is 1-12-07.

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Growth Allocation Fund

Annual Total Returns % (Class B shares) 1

1 These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than these shown. Total return for Class B shares from 1-1-07 to 9-30-07 was 9.14%.

BEST QUARTER: 7.32%	WORST QUARTER: -2.40%
(3rd quarter of 2005)	(2nd quarter of 2006)

Average Annual Total Returns % (as of 12-31-06)
Return Before Taxes	One Year	Since Inception
Class A shares	7.98	11.17
Class C shares	12.41	12.67
Class Z shares	14.50	13.76

Class B Shares %
Return Before Taxes	8.50	11.78
Return After Taxes on Distributions	8.26	11.69
Return After Taxes on Distribution and Sale of Fund Shares	5.85	10.15

Index % (reflects no deduction for fees, expenses or taxes)
S&P 500 Index	15.78	10.75
Russell 1000 Index	15.46	11.27
Growth Customized Blend	18.24	13.42
Lipper Average	13.29	10.18

22	JennisonDryden Asset Allocation Funds

Notes to Average Annual Total Return Tables: ° The Fund's returns are after deduction of sales charges and expenses. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns for Class A shares would have been lower.
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.
° The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.
° The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index.
° Growth Customized Blend is a model portfolio consisting of the Russell 3000 Index (60%), the MSCI EAFE ND Index (25%), the Lehman Brothers U.S. Aggregate Bond Index (10%), and the Citigroup BMI World Property Index (5%). The Growth Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund. Source: Lipper Inc.
° The Lipper Average is based on the average return of all mutual funds in the Lipper Multi-Cap Core Funds category and does not include the effect of any sales charges. These returns would be lower if sales charges were reflected. Source: Lipper Inc.
° Class R shares are new. Therefore, no performance history is available with respect to Class R shares.
° Inception date for Class A, Class B, Class C and Class Z shares is 3-30-04.
° Inception date for Class R shares is 1-12-07.

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FEES AND EXPENSES

This table shows the sales charges, fees and expenses that you may pay if you buy and hold shares of each class of the Funds — Class A, B, C, R and Z. Each share class has different (or no) sales charges — known as loads — and expenses, but represents an investment in the same Fund. Class R and Class Z shares are available only to a limited group of investors.

For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Funds."

Shareholder Fees (paid directly from your investment)
	Class A	Class B	Class C	Class R	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1%	5%	1%	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None
Redemption fees	None	None	None	None	None
Exchange fee	None	None	None	None	None
Small balance account fee	$15	$15	$15	None	None

24	JennisonDryden Asset Allocation Funds

Conservative Allocation Fund

Annual Fund Operating Expenses % (deducted from Fund assets)
	Class A	Class B	Class C	Class R	Class Z
Management fees	.20	.20	.20	.20	.20
+ Distribution and service (12b-1) fees	.30	1.00	1.00	.75	None
+ Other expenses	.88	.88	.88	.88	.88
+ Underlying Fund fees and expenses	.74	.74	.74	.74	.74
= Total annual Fund operating expenses	2.12	2.82	2.82	2.57	1.82
- Expense limitation	(.57)	(.57)	(.57)	(.57)	(.57)
- 12b-1 Fee waiver	(.05)	None	None	(.25)	None
= Net annual Fund operating expenses	1.50	2.25	2.25	1.75	1.25

Moderate Allocation Fund

Annual Fund Operating Expenses % (deducted from Fund assets)
	Class A	Class B	Class C	Class R	Class Z
Management fees	.20	.20	.20	.20	.20
+ Distribution and service (12b-1) fees	.30	1.00	1.00	.75	None
+ Other expenses	.42	.42	.42	.42	.42
+ Underlying Fund fees and expenses	.83	.83	.83	.83	.83
= Total annual Fund operating expenses	1.75	2.45	2.45	2.20	1.45
- Expense limitation	(.11)	(.11)	(.11)	(.11)	(.11)
- 12b-1 Fee waiver	(.05)	None	None	(.25)	None
= Net annual Fund operating expenses	1.59	2.34	2.34	1.84	1.34

Growth Allocation Fund

Annual Fund Operating Expenses % (deducted from Fund assets)
	Class A	Class B	Class C	Class R	Class Z
Management fees	.20	.20	.20	.20	.20
+ Distribution and service (12b-1) fees	.30	1.00	1.00	.75	None
+ Other expenses	.78	.78	.78	.78	.78
+ Underlying Fund fees and expenses	.91	.91	.91	.91	.91
= Total annual Fund operating expenses	2.19	2.89	2.89	2.64	1.89
- Expense limitation	(.47)	(.47)	(.47)	(.47)	(.47)
- 12b-1 fee waiver	(.05)	None	None	(.25)	None
= Net annual Fund operating expenses	1.67	2.42	2.42	1.92	1.42

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EXAMPLE

This example is intended to help you compare the fees and expenses of each Fund's different share classes and the cost of investing in each Fund, including each Fund's pro rata portion of the expenses charged by the Underlying Funds in which each Fund invests, with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same, including the indirect expenses of the Underlying Funds, except that the contractual waiver of distribution and service (12b-1) fees for Class A and Class R shares is effective in this example for only the first year. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The information in the ten years column reflects such conversion. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

26	JennisonDryden Asset Allocation Funds

Conservative Allocation Fund - Example (Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$694	$1,121	$1,573	$2,821
Class B shares	728	1,120	1,539	2,861
Class C shares	328	820	1,439	3,106
Class R shares	178	722	1,292	2,844
Class Z shares	127	517	932	2,090

Moderate Allocation Fund - Example (Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$703	$1,056	$1,433	$2,486
Class B shares	737	1,053	1,396	2,524
Class C shares	337	753	1,296	2,778
Class R shares	187	654	1,147	2,506
Class Z shares	136	448	782	1,726

Growth Allocation Portfolio - Example (Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$710	$1,150	$1,615	$2,896
Class B shares	745	1,151	1,582	2,937
Class C shares	345	851	1,482	3,181
Class R shares	195	752	1,336	2,920
Class Z shares	145	548	978	2,173

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You would pay the following expenses on the same investment if you did not sell your shares:

Conservative Allocation Fund - Example (No Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$694	$1,121	$1,573	$2,821
Class B shares	228	820	1,439	2,861
Class C shares	228	820	1,439	3,106
Class R shares	178	722	1,292	2,844
Class Z shares	127	517	932	2,090

Moderate Allocation Fund - Example (No Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$703	$1,056	$1,433	$2,486
Class B shares	237	753	1,296	2,524
Class C shares	237	753	1,296	2,778
Class R shares	187	654	1,147	2,506
Class Z shares	136	448	782	1,726

Growth Allocation Fund - Example (No Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$710	$1,150	$1,615	$2,896
Class B shares	245	851	1,482	2,937
Class C shares	245	851	1,482	3,181
Class R shares	195	752	1,336	2,920
Class Z shares	145	548	978	2,173

Notes to Shareholder Fees and Expenses and Examples Tables
° Your broker may charge you a separate or additional fee for purchases and sales of shares or an administrative fee on Fund balances, including income from Fund distributions.
° If the value of your account is less than $2,500, the Fund will deduct a $15 annual small balance account fee from your account. The small balance account fee will also be charged on accounts invested in Class L, M or X shares if applicable (these share classes are currently not offered for sale). The $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small balance account fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic Investment Plan ("AIP") accounts or employee savings plan accounts. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Small Balance Account Fee" in the Statement of Additional Information.
° Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc. (Prudential).
° The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.
° The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase.
° The management fee primarily compensates the Manager for services relating to supervision of the investment adviser and related matters, as well as determining the optimum target allocations and investment ranges for Portfolio assets among the Underlying Funds. As a fund of funds, each Fund will also bear its proportionate share of the advisory fees paid by the Underlying

28	JennisonDryden Asset Allocation Funds

Funds in which it invests and are included in "Underlying Fund fees and expenses."
° Investors in the Funds pay the sales charges and Rule 12b-1 fees applicable to the class of shares of each Fund purchased. There will be no duplication of sales charges or Rule 12b-1 fees, however, since all investments in the Underlying Funds will be made in Class Z shares, which do not bear any sales charges or Rule 12b-1 fees.
° The "other expenses" are annualized, based on amounts for the fiscal year ended September 30, 2007. Certain expenses, including fees for custodian services, Directors' fees, legal and accounting services and transfer agency services, are incurred at both the Fund level and the Underlying Fund level.
° "Underlying Fund fees and expenses" reflect the Underlying Funds' total annual operating fees and expenses and set forth each Fund's pro rata portion of the cumulative expenses charged by the Underlying Funds in which each Portfolio invests. The Underlying Fund fees and expenses are estimated based on annualized amounts for the current fiscal year and assumes that each Fund maintained constant allocations of assets to the Underlying Funds allocations as of the date of this prospectus. The actual Underlying Fund expenses will vary with changes in the allocations of the Funds' assets. These expenses are based on the total expense ratio of Class Z shares of the Underlying Funds for each Underlying Fund's most recent fiscal period. Some Underlying Funds may have expense limitations or waivers that reduce total expenses.
° The Manager of the Funds has contractually agreed to limit the net annual operating expenses (exclusive of taxes, interest, brokerage commissions, non-routine expenses, distribution and service (12b-1) fees and Underlying Fund fees and expenses) of each class of shares of the Funds to .50 of 1% of each Fund's average daily net assets for the period ending January 31, 2009.
° The Distributor of the Funds has contractually agreed to reduce its distribution and service (12b-1) fees with respect to Class A and Class R shares to .25 of 1% and .50 of 1% of the average daily net assets of the Class A and Class R shares, respectively, through January 31, 2009.

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HOW THE FUNDS INVEST

INVESTMENT OBJECTIVES AND POLICIES

The Funds pursue their investment objectives by normally investing primarily in Underlying Funds, which invest in equity-related securities, debt securities and money market instruments. Each Fund invests in Underlying Funds in accordance with its specific objectives and risk/reward profile. The Funds' investments may be shifted among the Underlying Funds in order to maximize the Funds' total return within the scope of their respective investment objectives. The following discussion of the Funds' investment policies and strategies assumes that each Fund will invest in securities exclusively by purchasing shares of the Underlying Funds, except for certain U.S. Government securities and money market instruments.

Conservative Allocation Fund
The Fund's investment objective is current income and a reasonable level of capital appreciation. This means that the Fund seeks investments that will pay income and increase in value. The Fund seeks to achieve its objective by investing in Underlying Funds which invest in a diversified portfolio of fixed-income and equity securities.

Moderate Allocation Fund
The Fund's investment objective is capital appreciation and a reasonable level of current income. This means that the Fund seeks investments that will increase in value and investments that will pay income. The Fund seeks to achieve its objective by investing primarily in Underlying Funds which invest in a diversified portfolio of equity and fixed-income securities.

Growth Allocation Fund
The Fund's investment objective is long-term capital appreciation. This means that the Fund seeks investments that will increase in value. The Fund seeks to achieve its objective by investing primarily in Underlying Funds which invest in a diversified portfolio of equity securities.

FUND INVESTMENTS

Equity-Related Securities
Each Fund may invest in Underlying Funds that invest in equity-related securities. In addition to common stocks, nonconvertible preferred stocks and convertible securities, equity-related securities include American Depositary Receipts (ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; securities of real estate investment trusts (REITs) and similar securities. Investments in REITs may result in payment of duplicative management or other fees. Convertible securities are securities—like bonds, corporate notes and preferred stocks—that can be converted into the company's common stock or some other equity security. The Underlying Funds may buy common stocks of companies of every size—small, medium and large capitalization.

30	JennisonDryden Asset Allocation Funds

Fixed-Income Securities
Underlying Funds may invest in debt obligations, including corporate and non-corporate obligations, such as U.S. government securities. The debt obligations held by an Underlying Fund will have varying average maturities and average duration ranges. Lower-rated debt obligations—also known as "junk bonds"—have a higher risk of default and tend to be less liquid and more volatile than higher-rated obligations. An Underlying Fund may continue to hold an obligation even if it is later downgraded or no longer rated. An Underlying Fund also may invest in obligations that are not rated, but that the Underlying Fund believes are of comparable quality to these lower-rated obligations.

Money Market Instruments
The Funds, either directly or through an Underlying Fund, may invest in money market instruments, which include the commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, nonconvertible debt securities (corporate and government), short-term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, repurchase agreements and cash (foreign currencies or U.S. dollars). Generally, money market instruments provide a fixed rate of return, but provide less opportunity for capital appreciation than stocks.

U.S. Government Securities
The Funds, either directly or through an Underlying Fund, may invest in securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest are guaranteed, but market value is not. Some are supported only by the credit of the issuing agency, depend entirely on their own resources to repay their debt and are subject to the risk of default like private issuers.

Foreign Securities
Some Underlying Funds invest in foreign equity securities or in fixed-income securities of foreign issuers. For purposes of investment limitations of the Funds and the Underlying Funds, ADRs and other similar receipts or shares traded in U.S. markets are not considered foreign securities. Investing in the equity markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities may be greater with respect to investments in developing countries.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, the following investment strategies may also be used to try to increase an Underlying Fund's and, therefore, a Fund's, returns or protect

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its assets if market conditions warrant.

Mortgage-Related Securities
The Funds may invest in Underlying Funds that invest in mortgage-related securities issued or guaranteed by U.S. governmental entities or private entities and in collateralized mortgage obligations (CMOs) issued by private issuers. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-related securities include CMOs, multi-class pass-through securities and stripped mortgage-backed securities. A CMO is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

Asset-Backed Securities
The Funds may invest in Underlying Funds that invest in asset-backed debt securities. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Unlike most corporate bonds, which are usually unsecured, most asset-backed securities are secured by collateral, or collateralized, which provides for more predictable cash flows and more protection against event-risk downgrades. However, to the extent a borrower fails to make timely repayments on the underlying loans when due or prepayments on underlying assets accelerate due to declines in interest rates, the Underlying Fund, and, therefore, a Fund, could suffer a loss on its investment. Some asset-backed securities, however, may be collateralized by a portfolio of corporate bonds or other securities, including, in some cases, junk bonds or euro-denominated securities.

Portfolio Turnover
The Funds generally do not expect to have high rates of portfolio turnover (100% or more) although some of the Underlying Funds have historically had annual portfolio turnover rates of over 100%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover results in higher brokerage commissions and other transaction costs and can affect a Fund's performance. It can also result in a greater amount of distributions as ordinary income rather than long-term capital gains.

Repurchase Agreements
The Funds may invest in Underlying Funds that use repurchase agreements, where a

32	JennisonDryden Asset Allocation Funds

party agrees to sell a security to an Underlying Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Underlying Fund and is, in effect, a loan by the Underlying Fund. The Underlying Funds generally use repurchase agreements for cash management purposes only.

Reverse Repurchase Agreements and Forward Rolls
The Funds may invest in Underlying Funds that enter into reverse repurchase agreements and forward rolls. With a reverse repurchase agreement, the Underlying Fund borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time.

When an Underlying Fund enters into a forward roll, the Underlying Fund sells securities to be delivered in the current month and repurchases the same or substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Underlying Fund is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.

Short Sales
The Funds may invest in Underlying Funds that make short sales of a security. This means that an Underlying Fund may sell a security that it does not own, which it may do if, for example, the investment adviser thinks the value of the security will decline. The Underlying Fund generally borrows the security to deliver to the buyer in a short sale. The Underlying Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. The Underlying Fund must pay the lender any dividends and interest that accrue on the security it borrows, and the Underlying Fund will lose money if the price of the security increases between the time of the short sale and the date when the Underlying Fund replaces the borrowed security. The Underlying Funds' respective limitations on the amount of assets that may be subject to short sales range from 10% to 25% of total assets. The Underlying Funds also may make short sales "against the box." In a short sale against the box, at the time of sale, an Underlying Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Underlying Fund gives up the opportunity for capital appreciation in the security. The Underlying Funds' respective limitations on the amount of assets available for short sales against the box range from 10% to 25% of total assets.

Derivative Strategies
The Funds may invest in Underlying Funds that use various derivative strategies to try to improve their returns. An Underlying Fund may use hedging techniques to try to protect its assets. It cannot be guaranteed that these strategies will work, that the instruments necessary to implement these strategies will be available or that an Underlying Fund and, therefore, a Portfolio will not lose money. Derivatives—such as futures, options, swaps, swap options, foreign currency forward contracts and options on futures—involve costs and can be volatile. With derivatives, the investment adviser tries to

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predict whether the underlying investment—a security, market index, currency, interest rate or some other benchmark—will go up or down at some future date. An Underlying Fund may use derivatives to try to reduce risk or to increase returns consistent with each Underlying Fund's overall investment objective. The investment adviser of an Underlying Fund will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives that are used may not match or offset the Underlying Fund's underlying positions and this could result in losses to the Underlying Fund and, therefore, to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.

Options. The Funds may invest in Underlying Funds that purchase and sell put and call options on equity securities, stock indexes, swaps and foreign currencies traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities or currencies in exchange for a premium.

Futures Contracts and Related Options; Foreign Currency Forward Contracts. The Funds may invest in Underlying Funds that purchase and sell futures contracts on equity and debt securities, securities indexes, interest rate indexes and foreign currencies, and related options on such futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or some other asset at a future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Underlying Fund makes daily margin payments based on price movements in the index. The Underlying Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. Delivery of the underlying currency is expected and the terms are individually negotiated. The counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily.

For more information, see "Investment Risks" below and the Statement of Additional Information. The Statement of Additional Information—which we refer to as the SAI—contains additional information about the Funds. To obtain a copy, see the back cover page of this prospectus.

Each Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors of the Company can change investment policies that are not fundamental. The Funds' allocations of assets among Underlying Funds, U.S. Government securities and short-term instruments, and the target ranges in each Underlying Fund, may be changed from time to time without shareholder approval.

Cash Management
To the extent that any Fund has uninvested assets, Quantitative Management Associates LLC (QMA) will manage these assets until they can be invested in Underlying Funds in accordance with the Fund's investment strategy or are used for daily cash needs. QMA will invest such assets primarily in high-quality, short-term money market instruments. The Funds may buy these instruments directly, rather than through investing in an Underlying Fund. These investments may be inconsistent with that Fund's principal strategies and could prevent the Fund from achieving its investment objective.

Temporary Defensive Investments
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of each Fund's total assets in high-quality foreign or domestic money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve a Fund's assets when the equity and fixed-income markets are unstable. In addition, certain Underlying Funds may temporarily invest up to 100% of their total assets in high-quality foreign or domestic money market instruments in response to adverse conditions, which may limit their ability to achieve their respective investment objective. The use of temporary defensive investments is inconsistent with the Fund's investment objectives.

Additional Strategies
The Funds, through their investments in Underlying Funds, also follow certain policies when they borrow money (the Underlying Funds can borrow from 20% to 33 1/3 % of the value of their respective total assets); purchase shares of affiliated investment companies (the Underlying Funds may also invest up to 25% of their respective total assets in shares of affiliated money market funds or open-ended short term bond funds with a portfolio maturity of three years or less); lend securities to others for cash management purposes (the Underlying Funds can lend from 30% to 33 1/3 % of the value of its total assets including collateral received in the transaction); and hold illiquid securities(each Underlying Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). Each Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval.

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For more information about these strategies, see the SAI.

INVESTMENT RISKS

All investments involve risk, and investing in the Portfolios is no exception. Since the Portfolio's holdings can vary significantly from broad-based securities market indexes, performance of the Portfolios can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Portfolio's and the Underlying Funds' principal strategies and certain other non-principal strategies. For more information, see the SAI.

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Common Stocks
Risks	Potential Rewards

  Individual stocks could lose value.

  Equity markets could go down, resulting in a decline in value of the Underlying Funds' and, thereby, the Funds' investments.

  Companies that normally pay dividends may not do so if they don't have profits or adequate cash flow.

  Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Underlying Funds', and thereby, the Funds' investments.

  Investment style risk-- the risk that returns from the types of stocks in which the Underlying Funds invest will trail returns from the overall stock market.

  Historically, stocks have outperformed other investments over the long term.

  Generally, economic growth leads to higher corporate profits, which in turn can lead to an increase in stock prices, known as capital appreciation.

  May be a source of dividend income.

  The Funds' asset allocation strategies may provide stable returns.

Small capitalization stocks
Risks	Potential Rewards

  Individual stocks could lose value.

  The equity markets could go down, resulting in a decline in value of the Fund's investments.

  Stocks of small companies are more volatile and may decline more than those in the S&P 500 Index.

  Small-cap companies are more likely to reinvest earnings and not pay dividends.

  Changes in interest rates may affect the securities of small companies more than the securities of larger companies.

  Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund's investments.

  Historically, stocks have outperformed other investments over the long term.

  Generally, economic growth means higher corporate profits, which leads to an increase in stock prices, known as capital appreciation.

  Highly successful small-cap companies can outperform larger ones.

36	JennisonDryden Asset Allocation Funds

Fixed-income securities
Risks	Potential Rewards

  An Underlying Fund's holdings, and thereby, a Fund's holdings, share price, yield and total return will fluctuate in response to bond market movements.

  Credit risk - the risk that the default of an issuer would leave the Underlying Fund with unpaid interest or principal. The lower an instrument's quality, the higher its potential volatility.

  Market risk - the risk that the market value of an investment may move down, sometimes rapidly or unpredictably. Market risk may affect an industry, a sector, or the market as a whole.

  Interest rate risk - the value of most bonds will fall when interest rates rise: the longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility, particularly for junk bonds and stripped securities.

  Bonds have generally outperformed money market instruments over the long term with less risk than stocks.

  Most bonds will rise in value when interest rates fall.

  A source of regular interest income.

  Generally more secure than stocks since companies must pay their debts before paying stockholders.

  Investment-grade obligations have a lower risk of default.

  Bonds with longer maturity dates typically have higher yields.

  Intermediate-term securities may be less susceptible to loss of principal than longer-term securities.

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Foreign Securities
Risks	Potential Rewards

  Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as those in the U.S.

  Currency risk - adverse changes in the values of foreign currencies can cause losses (non-U.S. dollar denominated securities).

  May be less liquid than U.S. stocks and bonds.

  Differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information on foreign investments and involve more risks.

  Investments in emerging market securities are subject to greater volatility and price declines.

  Investors may participate in the growth of foreign markets through a Fund's investments in companies operating in those markets.

  Fund may profit from a favorable change in the value of foreign currencies

  (non-U.S. dollar denominated securities).

  Opportunities for diversification.

38	JennisonDryden Asset Allocation Funds

U.S. Government and agency securities
Risks	Potential Rewards

  Not all U.S. government securities are insured or guaranteed by the U.S. government. Some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

  Limits potential for capital appreciation.

  Credit risk - the risk that the borrower can't pay back the money borrowed or make interest payments (relatively low for U.S. government securities). The lower a bond's quality, the higher its potential volatility.

  Market risk - the risk that the market value of an investment may move up or down, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower.

  Market risk may affect an industry, a sector or the market as a whole.

  Interest rate risk - the risk that the value of most debt obligations will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. Price volatility may follow.

  May preserve a Portfolio's or the Underlying Fund's assets.

  A source of regular interest income.

  Generally more secure than lower quality debt securities and generally more secure than equity securities.

  Principal and interest may be guaranteed by the U.S. government.

  If interest rates decline, long-term yields should be higher than money market yields.

  Bonds have generally outperformed money market instruments over the long term.

  Most bonds rise in value when interest rates fall.

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Money market instruments
Risks	Potential Rewards

  Limits the Underlying Funds', and thereby, the Portfolios', potential for capital appreciation and achieving its objective.

  Credit risk (which are less of a concern for money market instruments) - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments.

  Market risk (which are less of a concern for money market instruments) - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.

May preserve a Fund's or an Underlying Fund's assets.

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Mortgage-related securities
Risks	Potential Rewards

  Prepayment risk - the risk that the underlying mortgages may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require an Underlying Fund to reinvest in lower yielding securities.

  Credit risk - the risk that the underlying mortgages will not be paid by debtors or by credit insurers or guarantors of such instruments. Some private mortgage securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk.

  Market risk - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.

  Interest rate risk - the risk that the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility.

  A source of regular interest income.

  The U.S. Government guarantees interest and principal payments on certain securities.

  May benefit from security interest in real estate collateral.

  Pass-through instruments provide greater diversification than direct ownership of loans.

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Asset Backed Securities
Risks:	Potential Rewards:

  Credit risk - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments. Some asset-backed securities are unsecured orsecured by lower-rated insurers or guarantors and thus may involve greater risk.

  Prepayment risk - the risk that the underlying debt instruments may be prepaid, partially or completely, generally during periodsof falling interest rates, which could adversely affect yield to maturity and could require the Fund to reinvest in lower yielding debt instruments.

  Extension risk - the risk that rising interest rates may cause the underlying debt instruments to be paid off more slowly by the debtor, causing the value of the securities to fall.

  Market risk - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bonds insurer.

  Interest rate risk - the risk that the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. Price volatility may result.

  A potential source of regular interest income.

  Prepayment risk is generally lower than with mortgage related securities.

  Pass-through instruments may provide greater diversification than direct ownership of loans.

  May offer higher yield due to their structure than other instruments.

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Securities of Real Estate Investment Trust (REITs)
Risks	Potential Rewards

  Performance depends on the strength of real estate markets, REIT management and property management which can be affected by many factors, including national and regional economic conditions.

  Individual stocks could lose value.

  Equity markets could go down, resulting in a decline in value of the Fund's investments.

  Companies that normally pay dividends may not do so if they don't have profits or adequate cash flow.

  Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund's investments.

  REITs may charge management fees in addition to the management fee paid by the Fund.

Real estate holdings can generate good returns from rents, rising market values, etc. Greater diversification than direct ownership of real estate.

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Derivatives
Risks	Potential Rewards

  The value of derivatives (such as futures, swaps and options) that are used to hedge a portfolio security is generally determined independently from the value of that security and could result in a loss to the Underlying Fund when the price movement of the derivative does not correlate with a change in the value of the portfolio security.

  Derivatives may not have the intended effects and may result in losses or missed opportunities.

  The counterparty to a derivatives contract could default.

  Derivatives can increase share price volatility and those that involve leverage could magnify losses.

  Certain types of derivatives involve costs to the Underlying Fund that can reduce returns.

  It may be difficult to value precisely or sell at the time or price desired.

  Derivatives could make money and protect against losses if the investment analysis proves correct.

  Derivatives used for return enhancement purposes involve a type of leverage and could generate substantial gains at low cost.

  One way to manage the Fund's risk/return balance is by locking in the value of an investment ahead of time.

  Hedges that correlate well with an underlying position can reduce or eliminate the volatility of investment income or capital gains at low cost.

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Reverse repurchase agreements
Risks	Potential Rewards

  Risk that counterparty may fail to return securities in a timely manner or at all.

  May magnify underlying investment losses.

  Investment costs may exceed potential underlying investment gains.

  Leverage risk - the risk that the market value of the securities purchased with proceeds of the sale declines below the price of the securities the Underlying Fund must repurchase.

May magnify underlying investment gains.

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Illiquid securities
Risks	Potential Rewards

  May be difficult to value precisely.

  May be difficult to sell at the time or price desired.

  Illiquidity risk - the risk that bonds may be difficult to value precisely and sell at the time or price desired.

May offer a more attractive yield or potential for growth than more widely traded securities.

High Yield Debt Securities (Junk Bonds)
Risks	Potential Rewards

  Credit risk (particularly high) - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments. Some asset-backed securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk.

  Market risk (particularly high) - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.

  Illiquidity risk - the risk that bonds may be difficult to value precisely and to sell at the time or price desired.

  Are generally less secure than higher quality debt securities.

May offer higher interest income and higher potential gains than higher grade debt securities. Most bonds rise in value when interest rates fall.

Short Sales
Risks	Potential Rewards

  May magnify underlying investment losses.

  Share price volatility can magnify losses because underlying security must be replaced at a specific time.

  Investment costs may exceed potential underlying investment gains.

  Short sales "against the box" give up the opportunity for capital appreciation in the security and pose the risk of potentially unlimited loss.

May magnify underlying investment gains.

46	JennisonDryden Asset Allocation Funds

Securities of Real Estate Investment Trust (REITs)
Risks	Potential Rewards

  Performance depends on the strength of real estate markets, REIT management and property management which can be affected by many factors, including national and regional economic conditions.

  Individual stocks could lose value.

  Equity markets could go down, resulting in a decline in value of the Fund's investments.

  Companies that normally pay dividends may not do so if they don't have profits or adequate cash flow.

  Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund's investments.

Real estate holdings can generate good returns from rents, rising market values, etc. Greater diversification than direct ownership of real estate.

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HOW THE FUNDS ARE MANAGED

BOARD OF DIRECTORS

The Company's Board of Directors (the Board) oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Company's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102

Under a management agreement with the Company, PI manages each Fund's investment operations and administers its business affairs. PI also is responsible for supervising each Fund's investment adviser, as well as determining the optimum target allocations and investment ranges for Fund assets among the Underlying Funds. In managing the Portfolios, PI also has the authority to select and substitute Underlying Funds, subject to each Fund's investment objectives and policies. This subjects PI to conflicts of interest in allocating each Fund's assets among the various Underlying Funds, because the management fees payable to PI and/or its affiliates by some Underlying Funds are higher than those payable by other Underlying Funds, and because PI and its affiliates are also responsible for managing, and receiving fees from, the Underlying Funds. For each fiscal year, the Company will pay PI management fees of .20% of each Fund's average daily net assets. As funds of funds, each Fund will also bear its proportionate share of the advisory fees paid by the Underlying Funds in which it invests. PI believes that the Funds' advisory fees are payment for services in addition to the Underlying Funds' advisory fees. For a description of the management fees charged by each of the Underlying Funds, please see the prospectuses of the Underlying Funds, which are available free of charge by telephoning (800)225-1852.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2007, PI served as the investment manager to all of the Prudential Financial, Inc. (Prudential) U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $118.3 billion.

Subject to the supervision of the Board of the Company, PI is responsible for conducting the initial review of prospective investment subadvisers for the Funds. In evaluating a prospective investment subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of each Fund's investment subadviser.

PI and the Funds operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or

48	JennisonDryden Asset Allocation Funds

amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Funds still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the applicable Fund. Each Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements pursuant to the Order.

A discussion of the basis for the Board's approvals of the management and subadvisory agreements is available in the annual report to shareholders, which is available at the end of November each year.

SUBADVISER

Quantitative Management Associates LLC (QMA) is a wholly-owned subsidiary of Prudential Investment Management, Inc. QMA manages equity and balanced portfolios for institutional and retail clients. As of September 30, 2007, QMA managed approximately $64 billion in assets, including approximately $5 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers, and approximately $7 billion that QMA allocated to investment vehicles advised by QMA. The address of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

PORTFOLIO MANAGERS

QMA typically follows a team approach in the management of its portfolios. QMA uses a disciplined investment process based on fundamental data, driven by its quantitative investment models. QMA incorporates into its investment process insights gained from its original research and the seasoned judgment of its portfolio managers and analysts. The members of QMA's portfolio management team with primary responsibility for Fund management are listed below.

Ted Lockwood is a Managing Director of QMA. He is responsible for managing portfolios, investment research, and new product development for QMA. Mr. Lockwood joined QMA's predecessor in 1988. Previously, he was with AT&T and a member of the technical staff at AT&T Bell Laboratories. Mr. Lockwood graduated summa cum laude with a BS in Engineering from SUNY-Stony Brook and received a MS in Engineering and a MBA in Finance from Columbia University.

Joel M. Kallman, CFA is an Investment Associate for QMA. Joel is a member of QMA's Asset Allocation team of portfolio managers and also conducts economic and market valuation research. Prior to joining QMA, Joel held various positions within Prudential's Fixed Income group in areas, such as, high yield credit analysis and performance reporting. He earned a BS and MBA in Finance from Rutgers University. Joel is also a member of the New York Society of Security Analysts.

The table below sets forth the starting dates on which the Funds' Portfolio Managers commenced serving as Portfolio Managers for the Funds:

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Portfolio Manager Starting Service Dates
Ted Lockwood	March 2004
Joel M. Kallman, CFA	October 2007

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Funds.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Portfolios' shares under a Distribution Agreement with each Fund. Each Fund has Distribution and Service Plans (the Plans) under Rule12b-1 of the Investment Company Act of 1940, as amended (the 1940 Act), applicable to the Fund's shares. Under the Plans and the Distribution Agreements, PIMS pays the expenses of distributing, the shares of all share classes available for each Fund. PIMS also provides certain shareholder support services. Each Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares. These fees - known as 12b-1 fees - are shown in the "Fees and Expenses" tables. Class A, Class B, Class C, and Class R shares are subject to an annual 12b-1 fee of .30%, 1%, 1%, and .75%, respectively. Class Z does not pay 12b-1 fees. Because these fees are paid from each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is described in the Funds' SAI and on the Funds' website at www.jennisondryden.com.

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FUND DISTRIBUTIONS AND TAX ISSUES

DISTRIBUTIONS

Investors who buy shares of a Fund should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account, or, provided that at least 50% of the value of your fund's assets are invested in municipal bonds and municipal notes at the close of each quarter, your fund designates all or any part of a distribution as an exempt-interest dividend. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax advisor.

The Fund distributes dividends of any net investment income to shareholders. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund.

The Fund also distributes any realized net capital gains to shareholders. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security—if the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which, if recognized in taxable years beginning before January 1, 2011, is generally taxed at rates of up to 15%, provided that the Fund distributes the net capital gain to non-corporate U.S. shareholders, and 20% thereafter. If the Fund holds the security for one year or less, any gain is treated as short-term capital gain, which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

Dividends of net investment income paid to a noncorporate U.S. shareholder in a taxable year beginning before January 1, 2011 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the

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dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent a Fund's income is derived from certain dividends received from U.S. corporations.

The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders:

Fund	Dividends	Net Capital Gains
Conservative Allocation	Quarterly	Annually
Moderate Allocation	Semi-Annually	Annually
Growth Allocation	Annually	Annually

For your convenience, a Fund's distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with Prudential Mutual Fund Series LLC (the Transfer Agent). Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes, unless your shares are held in a qualified or tax-deferred plan or account. If your dividend distribution check remains uncashed for more than six months, your check may be invested in additional shares of the Fund at the next NAV calculated on the day of the investment. For more information about automatic reinvestment and other shareholder services, see "Additional Shareholder Services" in the next section.

TAX ISSUES

Form 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

Withholding Taxes
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds.

52	JennisonDryden Asset Allocation Funds

Taxation of Foreign Shareholders
For a discussion regarding the taxation of foreign shareholders, please see the SAI.

If You Purchase Just Before Record Date
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified and Tax-Deferred Retirement Plans
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of JennisonDryden mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. For individuals, the maximum capital gains tax rate is generally 15%, if the gain is recognized in a taxable year beginning before January 1, 2011, and 20% thereafter, for shares held for more than one year.

If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of noncorporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

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Exchanging your shares of the Fund for the shares of another JennisonDryden mutual fund is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above. Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell — or exchange — Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B Shares
The conversion of Class B shares into Class A shares — which happens automatically approximately seven years after purchase — is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

54	JennisonDryden Asset Allocation Funds

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUNDS

HOW TO BUY SHARES

In order to buy Fund shares, simply follow the steps described below.

Opening an Account

If you don't have an account with us or a financial services firm that is permitted to buy or sell shares of the Fund for you, contact the Transfer Agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at (800) 225-1852 or write to:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares, including due to failure by you to provide additional information requested, such as information needed to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares.

With certain limited exceptions, Fund shares are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

Choosing a Share Class

Individual investors can choose among Class A, Class B, Class C, Class Z and Class R shares of the Fund, although Class Z and Class R shares are available only to a limited group of investors.

Multiple share classes let you choose a cost structure that meets your needs:

  Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a CDSC of 1%. (The CDSC is waived for certain retirement and/or benefit plans.)

  Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

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  Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares. When choosing a share class, you should consider the following factors:

  The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

  The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.

  The different sales charges that apply to each share class — Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low CDSC.

  The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

  Class B shares purchased in single amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding this amount generally will not be accepted.

  Class C shares purchased in single amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above this amount generally will not be accepted.

  Because Class Z shares have lower operating expenses than Class A, Class B or Class C shares, you should consider whether you are eligible to purchase Class Z shares.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. If your shares are held through a broker-dealer, financial adviser, financial planner or other financial intermediary, you should discuss with your financial intermediary which share classes of the Fund are available to you and which share class may best meet your needs. The Fund has advised the financial intermediaries and broker-dealers who maintain such accounts of the share class features and guidelines, per the prospectus, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts.

Share Class Comparison. Use the following chart to help you compare the different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

56	JennisonDryden Asset Allocation Funds

	Class A	Class B	Class C	Class R	Class Z
Minimum purchase amount	$2,500	$2,500	$2,500	None	None
Minimum amount for subsequent purchases	$100	$100	$100	None	None
Maximum initial sales charge	5.5% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% (on investments of $1 million or more redeemed within 1 year)	5%(Yr.1) 4%(Yr.2) 3%(Yr.3) 2%(Yr.4) 1%(Yr.5) 1%(Yr.6) 0%(Yr.7)	1% (year 1)	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30 of 1% (.25 of 1% currently)	1%	1%	.75 of 1% (.50 of 1% currently)	None

Notes to Share Class Comparison Table:

° The minimum initial and subsequent investment requirements do not apply to employee savings plan accounts or payroll deduction plan accounts. The minimum initial and subsequent investment for purchases made through the AIP is $50. The minimum initial investment for retirement accounts and custodial accounts for minors is $1,000, and subsequent investments through newly-established AIP accounts must be at least $1,200 annually. The minimum investment requirements do not apply to certain retirement and custodial accounts for minors.
° If the value of your Class A, Class B, Class C, Class R and Class Z account is less than $2,500, the Funds will deduct a $15 annual small balance account fee from your account. The $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small balance account fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) AIP accounts or employee savings plan accounts. For more information, see "Fees and Expenses" and the table captioned "Shareholder Fees" in this prospectus, and "Purchase, Redemption and Pricing of Fund Shares--Small Balance Account Fee" in the Statement of Additional Information.
° For more information about the CDSC and how it is calculated, see "How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)."
° Investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase are subject to a CDSC of 1%, but are not subject to an initial sales charge. The CDSC is waived for certain retirement and/or benefit plans.
° Distribution and service (12b-1) fees are paid from each Fund's assets on a continuous basis. The service fee for each of Class A, Class B, Class C, and Class R shares is .25 of 1% of the average daily net assets of the Class A, Class B, Class C and Class R shares, respectively, and the remainder of each class' distribution and service (12b-1) fee consists of a distribution fee. For the period ending January 31, 2009, the Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of Class A shares and for Class R shares to .50 of 1% of the average daily net assets of the Class R shares.

Reducing or Waiving Class A's Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

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Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases:

58	JennisonDryden Asset Allocation Funds

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $25,000	5.50%	5.82%	5.00%
$25,00 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million to $4,999,999*	None	None	1.00%**

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement and/or benefit plans.
** For investments of $5 million to $9,999,999, the dealer reallowance is .50%. For investments of $10 million and over, the dealer reallowance is .25%.

To satisfy the purchase amounts above, you can:

  Use your

  Rights of Accumulation

  , which allow you or an eligible group of related investors to combine (1) the current value of JennisonDryden mutual fund shares you or the group already own, (2) the value of money market shares you or an eligible group of related investors have received for shares of other JennisonDryden mutual funds in an exchange transaction, and (3) the value of the shares you or an eligible group of related investors are purchasing;

  Sign a

  Letter of Intent

  , stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden mutual funds within 13 months; or

  Use your

  Combined Purchase and Cumulative Purchase Privilege

  , which allows you and an eligible group of related investors to combine the value of Class A shares of this Fund with the value of other JennisonDryden mutual funds that you or the group are purchasing at the same time.

An "eligible group of related investors" includes any combination of the following:

  All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN);

  Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below);

  Accounts for your children or your spouse's children including children for whom you and/or your spouse are legal guardian (e.g., UGMAs and UTMAs);

  Accounts in the name and TINs of your parents;

  Trusts with you, your spouse, your children, your spouse's children and/or your parents as the beneficiaries;

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  With limited exclusions, accounts with the same address (exclusions include, but are not limited to, addresses for brokerage firms and other intermediaries and Post Office boxes); and

  Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.

A "spouse" is defined as follows:

  The person to whom you are legally married. We also consider your spouse to include the following:

  An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;

  A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide for the personal or financial welfare of the other without a fee, to whom you are not related by blood; or

  An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

The value of shares held by you or an eligible group of related investors will be determined as follows:

  for Class A and Class L shares, the value of existing shares is determined by the maximum offering price (net asset value (NAV) plus maximum sales charge) as of the previous business day; and

  for Class B, C, F, M, X, Y, Z and R shares, the value of existing shares is determined by the NAV as of the previous business day.

Note: Not all share classes may be offered by your Fund. In addition, Class L, M and X shares are not offered to new purchasers and are available only through exchanges from the same share class of certain other JennisonDryden funds.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and

60	JennisonDryden Asset Allocation Funds

you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with the Distributor relating to:

  Mutual fund "wrap" or asset allocation programs; where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

  Mutual fund "supermarket" programs; where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft Hartley multiemployer pension plans, SEP IRA and SARSEP

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plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans may purchase Class A shares without paying the initial sales charge. The availability of Class A shares at NAV for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the record keeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class A shares at net asset value.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

  certain directors, officers, employees (including their spouse, children and parents) of Prudential and its affiliates, the JennisonDryden mutual funds, and the investment subadvisers of the JennisonDryden mutual funds;

  persons who have retired directly from active service with Prudential or one of its subsidiaries;

  certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;

  registered representatives and employees of broker-dealers that have entered into dealer agreements with the Distributor; and

  investors in Individual Retirement Accounts (IRAs), provided that: (a) the purchase is made either from a directed rollover to such IRA or with the proceeds of a tax-free rollover of assets from a benefit plan for which Prudential Retirement (the institutional benefit plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the benefit plan distribution, or recordkeeping for the IRA is performed by Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the assets of the IRA consist of proceeds of a tax-free rollover of assets from a benefit plan described above).

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A's Sales Charge. The Fund also makes available free of charge, on the Fund's website, in a clear and prominent format, information relating to the Fund's Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.

You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

62	JennisonDryden Asset Allocation Funds

The Distributor may reallow the Class A sales charge to dealers.

Qualifying for Class R Shares
Group Retirement Plans. Class R shares are offered for sale to (i) certain group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft Hartley multi-employer pension plans, SEP IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans and (ii) IRAs that are held on the books of a Fund through omnibus level accounts, including The SmartSolution IRA offered by Prudential Retirement. The availability of Class R shares for group retirement plans or IRAs will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the record keeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Investors in SmartSolution IRA accounts through Prudential's Personal Retirement Services unit can call 888-244-6237 with any questions regarding how to purchase shares. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class R shares.

Qualifying for Class Z Shares
Institutional Investors. Various institutional investors may purchase Class Z shares, including corporations, banks, governmental entities, municipalities, and IRS section 501 entities, such as foundations and endowments. The minimum initial investment for such investors is $10 million. Institutional investors are responsible for indicating their eligibility to purchase Class Z shares at the time of purchase. Certain financial intermediaries may require that investments by their institutional investor clients in Class Z shares be placed directly with the Fund's transfer agent. Please contact the transfer agent at (800) 225-1852 for further details.

Mutual Fund Programs. Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential relating to:

  Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or

  Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider

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carefully any separate transaction and other fees charged by these programs in connection with investing in a share class offered by the program before selecting a share class.

Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft Hartley multi-employer pension plans, SEP IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans and other defined contribution plans may purchase Class Z shares. The availability of Class Z shares for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the record keeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class Z shares.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

  Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option;

  Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds;

  Prudential, with an investment of $10 million or more; and

  Qualified state tuition programs (529 plans).

Class B Shares Automatically Convert to Class A Shares

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B, converting to Class A shares lowers your Portfolio expenses.

Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, to the extent the shares are carried on the books of the broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by Prudential Mutual Fund Services LLC, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of the

64	JennisonDryden Asset Allocation Funds

Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI.

How Financial Services Firms are Compensated for Selling JennisonDryden Mutual Funds

JennisonDryden Mutual Funds are distributed by Prudential Investment Management Services LLC (the Distributor), a broker-dealer that is licensed to sell securities. The Distributor generally does not sell shares of the Funds directly to the public, but instead markets and sells JennisonDryden Mutual Funds through other broker-dealers, 401(k) providers, retirement plan administrators, and other financial intermediaries. For ease of reference, we refer to all financial intermediaries collectively as "financial services firms." Each JennisonDryden Mutual Fund is managed by PI (the Manager).

Only persons licensed with the Financial Industry Regulatory Authority (FINRA) (formerly, the NASD), as a registered representative (often referred to as a broker or financial advisor) and associated with a specific financial services firm, may sell a JennisonDryden Mutual Fund to you, or to a retirement plan in which you participate.

12b-1 Fees & Sales Charges. The Distributor has agreements in place with financial services firms defining how much each firm will be paid for the sale of a particular JennisonDryden mutual fund from front-end sales charges, if any, paid by Fund shareholders and from fees paid to the Distributor by the Fund pursuant to Rule 12b-1. These financial services firms then pay their registered representatives who sold you the JennisonDryden mutual fund some or all of what they received from the Distributor. The registered representatives may receive a payment when the sale is made and can, in some cases, continue to receive on-going payments while you are invested in the JennisonDryden mutual fund.

"Revenue Sharing" Payments. In addition to the compensation received by financial services firms as described above, the Manager, Distributor, or their affiliates may make additional payments (which are often referred to as "revenue sharing" payments) to the financial services firms from the Manager's, Distributor's, or affiliates' own resources, including from the profits derived from management or other fees received from the Fund, without additional direct or indirect cost to the Fund or its shareholders. Revenue sharing payments are in addition to the front-end sales charges paid by Fund shareholders or fees paid pursuant to Rule 12b-1. The Manager, Distributor, or their affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms in the future.

Revenue sharing arrangements are intended to foster the sale of Fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Fund generally expects to receive the opportunity for the Fund to be sold through

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the financial services firms' sales force or access to third-party platforms or other marketing programs, including but not limited to mutual fund "supermarket" platforms or other sales programs. To the extent that financial services firms receiving revenue sharing payments sell more shares of the Fund, the Manager and Distributor benefit from the increase in Fund assets as a result of the management and distribution fees they receive from the Fund, respectively. Increased sales of Fund shares also may benefit shareholders, since an increase in Fund assets may allow the Fund to expand its investment opportunities, and increased Fund assets may result in reduced Fund operating expenses.

Revenue sharing payments, as well as the other types of payments described above, may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers.

If your Fund shares are purchased through a retirement plan, the Manager, Distributor or their affiliates may also make revenue sharing payments to the plan's record keeper or an affiliate, which generally is not a registered broker-dealer. Rule 12b-1 fees and sales charges may only be paid to a registered broker-dealer.

It is likely that financial services firms that execute portfolio transactions for the Fund will include those firms with which the Manager, Distributor and/or their affiliates have entered into revenue sharing arrangements. Neither the Manager nor any subadviser may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Manager, Distributor and their affiliates will not use Fund brokerage to pay for their obligation to provide revenue sharing payments to financial services firms.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Payments may also be based on other criteria or factors, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The Manager, Distributor and/or their affiliates makes such payments to financial services firms in amounts that generally range from .02% up to .20% of Fund assets serviced and maintained by the financial services firms or from .10% to .25% of sales of Fund shares attributable to the firm. In addition, the Manager, Distributor and/or their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a financial services firm's systems, participation or attendance at a financial services firm's meeting, or for other reasons. These amounts are subject to change. In addition, the costs associated with visiting the financial services firms to make presentations, and/or train and educate the personnel of the financial services firms may be paid by the Manager, Distributor and/or their affiliates, subject to applicable FINRA regulations.

66	JennisonDryden Asset Allocation Funds

Please contact the registered representative (or his or her firm) who sold the Fund to you for details about any payments the financial services firm may receive from the Manager, Distributor and/or their affiliates. You should review your financial services firm's disclosure and/or talk to your financial services firm to obtain more information on how this compensation may have influenced your financial services firm's recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the Fund's SAI, which is available to you at no additional charge.

Other Payments Received by Financial Services Firms
Administrative, Sub-Accounting and Networking Fees. In addition to, rather than in lieu of, the fees that the Fund may pay to financial services firms as described above, and the fees the Fund pays to its transfer agent, the Fund's transfer agent or its affiliates may enter into additional agreements on behalf of the Fund with financial services firms pursuant to which the Fund will pay financial services firms for certain administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as record-keeping and other activities that otherwise would be performed by the Fund's transfer agent. Sub-accounting services encompass activities that reduce the burden of record-keeping to the Fund. Administrative fees are paid to a firm that undertakes, for example, shareholder communications on behalf of a Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation.

These payments, as discussed above, are paid out of Fund assets and generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial services firm or (2) a fixed dollar amount for each account serviced by a financial services firm. From time to time, the Manager, Distributor, or their affiliates also may pay a portion of the fees for the services to the financial services firms at their own expense and out of their own resources.

Anti-Money Laundering
In accordance with federal law, the Fund has adopted policies designed to deter money laundering. The Fund has also appointed an Anti-Money Laundering Compliance Officer to oversee the Fund's anti-money laundering policies.

Understanding the Price You'll Pay

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund — known as the net asset value or NAV — is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the fund — or the NAV — is $10 ($1,000 divided by 100).

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Mutual Fund Shares The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board.

With respect to any portion of the Fund's assets that are invested in one or more open-end investment companies, the Fund's NAV will be calculated based upon the NAV of the investment company in which the Fund invests.

The Fund may also use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. The Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price.

For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for the Fund's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more

68	JennisonDryden Asset Allocation Funds

accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the NAV of the Fund on days when we have not received any orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the prices of those funds daily.

What Price Will You Pay for Shares of the Fund? For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For all other share classes, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares. Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by the Transfer Agent by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received by the Transfer Agent after the close of regular trading on the NYSE.

Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out — or distributes — its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends. Distributions of $10.00 or less may not be paid out in cash, but may be automatically reinvested into your account.

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

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Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B, Class C, Class F, Class L, Class M and Class X shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your Fund shares for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of a Fund — also known as redeeming your shares — the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m., New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

70	JennisonDryden Asset Allocation Funds

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to seven days from the purchase date. Your broker may charge you a separate or additional fee for sales of shares.

Restrictions on Sales
There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI.

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:

  You are selling more than $100,000 of shares;

  You want the redemption proceeds made payable to someone that is not in our records;

  You want the redemption proceeds sent to some place that is not in our records; or

  You are a business or a trust.

An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI.

Contingent Deferred Sales Charge (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase (the CDSC is waived for purchase by certain retirement and/or benefit plans). To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

  Amounts representing shares you purchased with reinvested dividends and distributions,

  Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases) and Class C shares and six years for Class B shares, and

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  Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases) and Class C shares and six years for Class B shares).

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid — or at least minimize — the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans.) The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The CDSC is 1% for Class C shares — which is applied to shares sold within 12 months of purchase. The CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. The rate decreases on the anniversary date of your purchase.

The holding period for purposes of determining the applicable CDSC will be calculated from the anniversary date of the purchase, excluding any time Class B or Class C shares were held in a money market fund.

Waiver of the CDSC — Class B Shares
The CDSC will be waived if the Class B shares are sold:

  After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability;

  To provide for certain distributions — made without IRS penalty — from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account; and

  On certain sales effected through the Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI.

Waiver of the CDSC — Class C Shares
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

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Redemption In Kind
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Involuntary Redemption of Small Accounts
If the value of your account is less than $500 for any reason, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to AIP accounts, employee savings plan accounts, payroll deduction plan accounts, or retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account). Prior thereto, if you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. For more information, see "Purchase, Redemption and Pricing of Fund Shares – Involuntary Redemption" in the SAI. If the value of your account is less than $2,500 (with certain exclusions), a $15 annual small balance account fee will be deducted from your account, and any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. For more information, see "Fees and Expenses" in this prospectus, and "Purchase, Redemption and Pricing of Fund Shares – Small Balance Account Fee" in the SAI.

90-Day Repurchase Privilege
After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund and share class without paying an initial sales charge. For Class B shares, if you paid a CDSC when you redeemed your Class B shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. For more information, see the SAI.

Retirement Plans
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other JennisonDryden mutual funds — including certain money market funds, if you satisfy

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the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another JennisonDryden mutual fund, but you can't exchange Class A shares for Class B, Class C, Class Z or Class R shares. Class B and Class C shares may not be exchanged into money market funds other than MoneyMart Assets, Inc. (MoneyMart). After an exchange, at redemption the CDSC will be calculated from the date of the initial purchase, excluding any time Class B or Class C shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

There is no sales charge for exchanges. If, however, you exchange — and then sell — Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately 6 years of your original purchase or Class C shares within 12 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into MoneyMart, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.

Remember, as we explained in the section entitled "Fund Distributions and Tax Issues — If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI.

Frequent Purchases and Redemptions of Fund Shares
The Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time

74	JennisonDryden Asset Allocation Funds

zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted. Transactions in the Prudential money market funds and the Dryden Ultra Short Bond Fund are excluded from this policy.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements ("Intermediaries"), Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund communicates to Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

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The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Telephone Redemptions or Exchanges
You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares — Restrictions on Sales" above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

Expedited Redemption Privilege
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the

76	JennisonDryden Asset Allocation Funds

event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

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FINANCIAL HIGHLIGHTS

INTRODUCTION

The financial highlights will help you evaluate each Fund's financial performance for the past five fiscal period. The total return in each chart represents the rate that a shareholder would have earned on an investment in that particular Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for the periods indicated.

A copy of the Funds' annual report, along with the Funds' audited financial statements and report of independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this Prospectus.

For the fiscal years ended September 30, 2007, 2006, 2005 and 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified.

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CONSERVATIVE ALLOCATION FUND

Class A Shares (fiscal years ended 9-30)

Per Share Operating Performance:	2007(a)	2006	2005(a)	2004(b)
Net asset value, beginning of period	$11.21	$10.78	$10.01	$10.00
Income (loss) from investment operations:
Net investment income	.28	.25	.20	.05
Net realized and unrealized gain (loss) on investment transactions	.81	.46	.78	(.04)
Total from investment operations	1.09	.71	.98	.01
Less Dividends and Distributions:
Dividends from net investment income	(.27)	(.24)	(.21)	__
Distributions from net realized gains	(.12)	(.04)	__	__
Total dividends and distributions	(.39)	(.28)	(.21)	__
Net asset value, end of period	$11.91	$11.21	$10.78	$10.01
Total return:(c)	9.89%	6.71%	9.92%	.10%

Ratios/Supplemental Data
Net assets, end of period (000)	$20,683	$11,278	$5,929	$2,548
Average net assets (000)	$16,051	$8,611	$4,136	$1,535
Ratios to average net assets:(d)
Expenses, including distribution and service (12b-1) fees(e)	.76%	.77%	.75%	.75%(f)
Expenses, excluding distribution and service (12b-1) fees	.51%	.52%	.50%	.50%(f)
Net investment income	2.39%	2.26%	1.89%	1.69%(f)
Portfolio turnover rate	22%	18%	11%	3%(g)

(a) Calculated based upon average shares outstanding during the period.
(b) Inception date of Class A shares: March 30, 2004.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(d) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.33%, 1.08%, 1.20% and 6.16%, for the years ended September 30, 2007, September 30, 2006, September 30, 2005 and the period ended September 30, 2004, respectively. The net investment income/(loss) ratios would have been 1.82%, 1.95%, 1.49% and (5.25%) for the years ended September 30, 2007, September 30, 2006, September 30, 2005 and the period ended September 30, 2004, respectively. Does not include expenses of the investment companies in which the Fund invests.
(e) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(f) Annualized.
(g) Not annualized

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Class B Shares (fiscal years ended 9-30)

Per Share Operating Performance:	2007(a)	2006	2005(a)	2004(b)
Net asset value, beginning of period	$11.18	$10.75	$9.97	10.00
Income (loss) from investment operations:
Net investment income	.19	.16	.12	.03
Net realized and unrealized gain (loss) on investment transactions	.81	.47	.78	(.06)
Total from investment operations	1.00	.63	.90	(.03)
Less Dividends and Distributions:
Dividends from net investment income	(.18)	(.16)	(.12)	__
Distributions from net realized gains	(.12)	(.04)	__	__
Total dividends and distributions	(.30)	(.20)	(.12)	__
Net asset value, end of period	$11.88	$11.18	$10.75	$9.97
Total return:(c)	9.09%	5.91%	9.11%	(.30)%

Ratio/Supplemental Data
Net assets, end of period (000)	$13,027	$9,950	$8,241	$5,234
Average net assets (000)	$11,421	$9,007	$7,032	$3,253
Ratios to average net assets:(d)
Expenses, including distribution and service (12b-1) fees	1.51%	1.52%	1.50%	1.50%(e)
Expenses, excluding distribution and service (12b-1) fees	.51%	.52%	.50%	.50%(e)
Net investment income	1.67%	1.52%	1.18%	.93%(e)

(a) Calculated based upon average shares outstanding during the period.
(b) Inception date of Class B shares: March 30, 2004.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(d) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 2.08%, 1.83%, 1.95% and 6.91%, for the years ended September 30, 2007, September 30, 2006, September 30, 2005 and the period ended September 30, 2004, respectively. The net investment income/(loss) ratios would have been 1.10%, 1.21%, .71% and (6.02%) for the years ended September 30, 2007, September 30, 2006, September 30, 2005 and the period ended September 30, 2004, respectively. Does not include expenses of the investment companies in which the Fund invests.
(e) Annualized.

80	JennisonDryden Asset Allocation Funds

Class C Shares (fiscal years ended 9-30)

Per Share Operating Performance:	2007(a)	2006	2005(a)	2004(b)
Net asset value, beginning of period	$11.18	$10.75	$9.97	$10.00
Income (loss) from investment operations:
Net investment income	.19	.16	.12	.03
Net realized and unrealized gain (loss) on investment transactions	.81	.47	.78	(.06)
Total from investment operations	1.00	.63	.90	.03
Less Dividends and Distributions:
Dividends from net investment income	(.18)	(.16)	(.12)	__
Distributions from net realized gains	(.12)	(.04)	__	__
Total dividends and distributions	(.30)	(.20)	(.12)	__
Net asset value, end of period	$11.88	$11.18	$10.75	$9.97
Total return:(c)	9.09%	5.91%	9.11%	(.30)%

Ratios/Supplemental Data
Net assets, end of period (000)	$5,779	$2,955	$1,879	$1,281
Average net assets (000)	$4,039	$2,093	$1,737	$983
Ratios to average net assets:(d)
Expenses, including distribution and service (12b-1) fees	1.51%	1.52%	1.50%	1.50%(e)
Expenses, excluding distribution and service (12b-1) fees	.51%	.52%	.50%	.50%(e)
Net investment income	1.65%	1.53%	1.17%	.91%(e)

(a) Calculated based upon average shares outstanding during the period.
(b) Inception date of Class C shares: March 30, 2004.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(d) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 2.08%, 1.83%, 1.95% and 6.91%, for the years ended September 30, 2007, September 30, 2006, September 30, 2005 and the period ended September 30, 2004, respectively. The net investment income/(loss) ratios would have been 1.08%, 1.21%, .69% and (6.02%) for the years ended September 30, 2007, September 30, 2006, September 30, 2005 and the period ended September 30, 2004, respectively. Does not include expenses of the investment companies in which the Fund invests.
(e) Annualized.

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Class R shares (fiscal period 1/12/07-9/30/07)

Per Share Operating Performance:	2007(a)(f)
Net asset value, beginning of period	$11.33
Income (loss) from investment operations:
Net investment income	.16
Net realized and unrealized gain (loss) on investment transactions	.50
Total from investment operations	.66
Dividends from net investment income	(.08)
Net asset value, end of period	$11.91
Total return:(b)	5.86%

Ratios/Supplemental Data
Net assets, end of period (000)	$3
Average net assets (000)	$3
Ratios to average net assets:(c)
Expenses, including distribution and service (12b-1) fees (d)	1.01%(e)
Expenses, excluding distribution and service (12b-1) fees	.51%(e)
Net investment income	1.90%(e)

(a) Inception date of Class R shares: January 12, 2007.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.58% for the period ended September 30, 2007. The net investment income ratio would have been 1.33% for the period ended September 30, 2007. Does not include expenses of the investment companies in which the Fund invests.
(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(e) Annualized.
(f) Calculated based upon average shares outstanding during the period.

82	JennisonDryden Asset Allocation Funds

Class Z Shares (fiscal years ended 9-30)

Per Share Operating Performance:	2007(a)	2006	2005(a)	2004(b)
Net asset value, beginning of period	$11.25	$10.80	$10.03	$10.00
Income (loss) from investment operations:
Net investment income	.30	.27	.24	.09
Net realized and unrealized gain (loss) on investment transactions	.82	.49	.77	(.06)
Total from investment operations	1.12	.76	1.01	.03
Less Dividends and Distributions:
Dividends from net investment income	(.30)	(.27)	(.24)	___
Distributions from net realized gains	(.12)	(.04)	___	___
Total dividends and distributions	(.42)	(.31)	(.24)	___
Net asset value, end of period	$11.95	$11.25	$10.80	$10.03
Total return:(c)	10.14%	7.05%	10.18%	.30%

Ratios/Supplemental Data
Net assets, end of period (000)	$337	$129	$42	$342
Average net assets (000)	$196	$50	$311	$312
Ratios to average net assets:(d)
Expenses, including distribution and service (12b-1) fees	.51%	.52%	.50%	.50%(e)
Expenses, excluding distribution and service (12b-1) fees	.51%	.52%	.50%	.50%(e)
Net investment income	2.59%	2.60%	2.27%	1.90%(e)

(a) Calculated based upon average shares outstanding during the period.
(b) Inception date of Class Z shares: March 30, 2004.
(c) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(d) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.08%, .83%, .95% and 5.91%, for the years ended September 30, 2007, September 30, 2006, September 30, 2005 and the period ended September 30, 2004, respectively. The net investment income/(loss) ratios would have been 2.02%, 2.29%, 1.63% and (5.00%) for the years ended September 30, 2007, September 30, 2006, September 30, 2005 and the period ended September 30, 2004, respectively. Does not include expenses of the investment companies in which the Fund invests.
(e) Annualized.

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MODERATE ALLOCATION FUND

Class A Shares (fiscal years ended 9-30)

Per Share Operating Performance:	2007	2006	2005	2004(a)(b)
Net asset value, beginning of period	$12.18	$11.34	$10.03	$10.00
Income from investment operations:
Net investment income	.18	.14	.13	.04
Net realized and unrealized gain (loss) on investment transactions	1.45	.85	1.34	(.01)
Total from investment operations	1.63	.99	1.47	.03
Less Dividends and Distributions:
Dividends from net investment income	(.21)	(.11)	(.16)	__
Distributions from net realized gains	(.16)	(.04)	__	__
Total dividends and distributions	(.37)	(.15)	(.16)	__
Net asset value, end of period	$13.44	$12.18	$11.34	$10.03
Total return(c):	13.60%	8.91%	14.77%	.30%

Ratios/Supplemental Data
Net assets, end of period (000)	$46,978	$30,263	$19,532	$9,863
Average net assets (000)	$37,930	$24,284	$14,172	$5,632
Ratios to average net assets:(d)
Expenses, including distribution and service (12b-1) fees(e)	.76%	.76%	.75%	.75%(f)
Expenses, excluding distribution and service (12b-1) fees	.51%	.51%	.50%	.50%(f)
Net investment income	1.36%	1.09%	1.08%	.74%(f)
Portfolio turnover rate	21%	10%	5%	6%(g)

(a) Inception date of Class A shares.
(b) Calculated based upon average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(d) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .87%, .79%, .88% and 2.61%, for the years ended September 30, 2007, September 30, 2006, September 30, 2005 and the period ended September 30, 2004, respectively. The net investment income/(loss) ratios would have been 1.25%, 1.06%, .95% and (1.07%) for the years ended September 30, 2007, September 30, 2006, September 30, 2005 and the period ended September 30, 2004, respectively. Does not include expenses of the investment companies in which the Fund invests.
(e) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(f) Annualized.
(g) Not annualized

84	JennisonDryden Asset Allocation Funds

Class B Shares (fiscal years ended 9-30)

Per Share Operating Performance:	2007	2006	2005	2004(a)(b)
Net asset value, beginning of period	$12.13	$11.34	$9.99	$10.00
Income from investment operations:
Net investment income	.09	.05	.04	____(c)
Net realized and unrealized gain (loss) on investment transactions	1.43	.85	1.35	(.01)
Total from investment operations	1.52	.90	1.39	(.01)
Less Dividends and Distributions:
Dividends from net investment income	(.13)	(.07)	(.04)	___
Distributions from net realized gains	(.16)	(.04)	___	___
Total dividends and distributions	(.29)	(.11)	(.04)	___
Net asset value, end of period	$13.36	$12.13	$11.34	$9.99
Total return(d)	12.69%	8.17%	13.95%	(.10)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$40,308	$31,077	$24,146	$13,124
Average net assets (000)	$35,794	$27,760	$19,913	$7,614
Ratios to average net assets:(e):
Expenses, including distribution and service (12b-1) fees	1.51%	1.51%	1.50%	1.50%(f)
Expenses, excluding distribution and service (12b-1) fees	.51%	.51%	.50%	.50%(f)
Net investment income	.64%	.35%	.33%	__(f)(g)

(a) Inception date of Class B shares. (b) Calculated based upon average shares outstanding during the period. (c) Less than $.005 per share.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.62%, 1.54%, 1.63% and 3.36%, for the years ended September 30, 2007, September 30, 2006, September 30, 2005 and the period ended September 30, 2004, respectively. The net investment income/(loss) ratios would have been .53%, .32%, .20% and (1.84%) for the years ended September 30, 2007, September 30, 2006, September 30, 2005 and the period ended September 30, 2004, respectively. Does not include expenses of the investment companies in which the Fund invests.
(f)Annualized. (g) Less than .005%.

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Class C Shares (fiscal years ended 9-30)

Per Share Operating Performance:	2007	2006	2005	2004(a)(b)
Net asset value, beginning of period	$12.12	$11.34	$9.99	$10.00
Income from investment operations:
Net investment income	.09	.05	.04	____(c)
Net realized and unrealized gain (loss) on investment transactions	1.43	.85	1.35	(0.01)
Total from investment operations	1.52	.89	1.39	(0.01)
Less Dividends and Distributions:
Dividends from net investment income	(.13)	(.07)	(.04)	____
Distributions from net realized gains	(.16)	(.04)	___	___
Total dividends and distributions	(.29)	(.11)	(.04)	___
Net asset value, end of period	$13.35	$12.12	$11.34	$9.99
Total return(d):	12.70%	7.80%	14.05%	(.10)%

Ratios/Supplemental Data
Net assets, end of period (000)	$13,690	$8,509	$4,989	$3,250
Average net assets (000)	$11,212	$6,768	$4,321	$2,407
Ratios to average net assets:(e)
Expenses, including distribution and service (12b-1) fees	1.51%	1.51%	1.50%	1.50%(f)
Expenses, excluding distribution and service (12b-1) fees	.51%	.51%	.50%	.50%(f)
Net investment income (loss)	.61%	.33%	.35%	(.02)%(f)

(a) Inception date of Class C shares. (b) Calculated based upon average shares outstanding during the period. (c) Less than $.005 per share (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.62%, 1.54%, 1.63% and 3.36%, for the years ended September 30, 2007, September 30, 2006, September 30, 2005 and the period ended September 30, 2004, respectively. The net investment income/(loss) ratios would have been .50%, .30%, .21% and (2.02%) for the years ended September 30, 2007, September 30, 2006, September 30, 2005 and the period ended September 30, 2004, respectively. Does not include expenses of the investment companies in which the Fund invests.
(f) Annualized.

86	JennisonDryden Asset Allocation Funds

Class R shares (fiscal period 1/12/07-9/30/07)

Per Share Operating Performance:	2007(a)
Net asset value, beginning of period	$12.45
Income from investment operations:
Net investment income	.07
Net realized and unrealized gain on investment transactions	.90
Total from investment operations	.97
Less Dividends and Distributions:
Dividends from net investment income	-
Distributions from net realized gains	-
Total dividends and distributions	-
Net asset value, end of period	$13.42
Total return(b):	7.79%

Ratios/Supplemental Data
Net assets, end of period (000)	$3
Average net assets (000)	$3
Ratios to average net assets(c):
Expenses,including distribution and service (12b-1) fees(d)	1.01%(e)
Expenses, excluding distribution and service (12b-1) fees	.51%(e)
Net investment income	1.03%(e)

(a) Inception date of Class R shares.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.12% for the period ended September 30, 2007. The net investment income ratio would have been .67% for the period ended September 30, 2007. Does not include expenses of the investment companies in which the Fund invests.
(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(e) Annualized.

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Class Z shares (fiscal years ended 9-30)

Per Share Operating Performance:	2007	2006	2005	2004(a)(b)
Net asset value, beginning of period	$12.19	$11.36	$10.04	$10.00
Income from investment operations:
Net investment income	.20	.17	.18	.05
Net realized and unrealized gain (loss) on investment transactions	1.46	.82	1.33	(.01)
Total from investment operations	1.66	.99	1.51	.04
Less Dividends and Distributions:
Dividends from net investment income	(.23)	(.12)	(.19)	-
Distributions from net realized gains	(.16)	(.04)	-	-
Total dividends and distributions	(.39)	(.16)	(.19)	-
Net asset value, end of period	$13.46	$12.19	$11.36	$10.04
Total return(c):	13.86%	8.83%	15.18%	.40%

Ratios/Supplemental Data
Net assets, end of period (000)	$2,108	$1,580	$513	$580
Average net assets (000)	$1,826	$1,268	$600	$497
Ratios to average net assets:(d)
Expenses, including distribution and service (12b-1) fees	.51%	.51%	.50%	.50%(e)
Expenses, excluding distribution and service (12b-1) fees	.51%	.51%	.50%	.50%(e)
Net investment income	1.66%	1.26%	1.43%	.97%(e)

(a) Inception of Class Z shares.
(b) Calculated based upon average shares outstanding during the period.
(c) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(d) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .62%, .54%, .63% and 2.36%, for the years ended September 30, 2007, September 30, 2006, September 30, 2005 and the period ended September 30, 2004, respectively. The net investment income/(loss) ratios would have been 1.55%, 1.23%, 1.28% and (1.17%) for the years ended September 30, 2007, September 30, 2006, September 30, 2005 and the period ended September 30, 2004, respectively. Does not include expenses of the invesmtent companies in which the fund invest
(e) Annualized.

88	JennisonDryden Asset Allocation Funds

GROWTH ALLOCATION FUND

Class A Shares (fiscal years ended 9-30)

Per Share Operating Performance:	2007(b)	2006	2005	2004(a)(b)
Net Asset Value, Beginning Of Period	$13.15	$11.99	$10.01	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.03	.01	.01	(.02)
Net realized and unrealized gain on investment transactions	2.18	1.24	2.00	.03
Total from investment operations	2.21	1.25	2.01	.01
Less Dividends and Distributions:
Dividends from net investment income	(.15)	(.08)	(.03)	-
Distributions from net realized gains	(.13)	(.01)	-	-
Total dividends and distributions	(.28)	(.09)	(.03)	-
Net asset value, end of period	$15.08	$13.15	$11.99	$10.01
Total return(c)	17.01%	10.61%	20.02%	.10%

Ratios/Supplemental Data:
Net assets, end of period (000)	$26,015	$13,666	$7,573	$3,421
Average net assets (000)	$19,510	$10,479	$5,125	$2,226
Ratios to average net assets:(d)
Expenses, including distribution and service (12b-1) fees(e)	.76%	.77%	.75%	.75%(f)
Expenses, excluding distribution and service (12b-1) fees	.51%	.52%	.50%	.50%(f)
Net investment income(loss)	.22%	(.08)	(.02)%	(.40)%(f)
For Class A, B, C, R and Z shares:
Portfolio turnover rate	16%	8%	6%	6%(g)

(a) Inception date of Class A shares. March 30, 2004.
(b) Calculated based upon average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.23%, .96%, 1.20% and 4.82% for the years ended September 30, 2007, September 30, 2006 and September 30, 2005 and the period ended September 30, 2004, respectively. The investment income/(loss) ratios would have been (.25)%, (.27)%, (.47)% and (4.51)% for the years ended September 30, 2007, September 30, 2006 and September 30, 2005 and the period eneded September 30, 2004, respectively. Does not include expenses of the investment companies in which the Growth Allocation Portfolio invests.
(e) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(f) Annualized.
(g) Not annualized.

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Class B Shares (fiscal years ended 9-30)

Per Share Operating Performance:	2007(b)	2006	2005	2004(a),(b)
Net Asset Value, Beginning Of Period	$13.05	$11.90	$9.98	$10.00
Income (loss) from investment operations:
Net investment loss	(.07)	(.08)	(.07)	(.06)
Net realized and unrealized gain on investment transactions	2.15	1.24	1.99	.04
Total from investment operations	2.08	1.16	1.92	(.02)
Less Dividends and Distributions:
Dividends from net investment income	(.07)	-	-	-
Distributions from net realized gains	(.13)	(.01)	-	-
Total dividends and distributions	(.20)	(.01)	-	-
Net asset value, end of period	$14.93	$13.05	$11.90	$9.98
Total return(c)	16.09%	9.95%	19.04%	(.20)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$29,171	$19,062	$13,552	$6,585
Average net assets (000)	$23,884	$16,203	$10,343	$3,987
Ratios to average net assets:(d)
Expenses,including distribution and service (12b-1) fees	1.51%	1.52%	1.50%	1.50%(e)
Expenses, excluding distribution and service (12b-1) fees	.51%	.52%	.50%	.50%(e)
Net investment loss	(.48)%	(.80)%	(.80)%	(1.15)%(e)

(a) Inception date of Class B shares.
(b) Calculated based upon average shares outstanding during the period. (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratio including distribution and service (12b-1) fees would have been 1.98%, 1.71%, 1.95% and 5.57% the years ended September 30, 2007, September 30, 2006 and September 30, 2005 and the period ended September 30, 2004, respectively. The investment income/(loss) ratios would have been (.95)%, (.99)%, (1.25)% and (5.09)%, for the years ended September 30, 2007, September 30, 2006 and September 30, 2005 and the period ended September 30, 2004, respectively. Does not include expenses of the investment companies in which the Growth Allocation Portfolio invests.
(e) Annualized.

90	JennisonDryden Asset Allocation Funds

Class C Shares (fiscal years ended 9-30)

Per Share Operating Performance:	2007(b)	2006	2005	2004(a),(b)
Net Asset Value, Beginning Of Period	$13.04	$11.91	$9.98	$10.00
Income (loss) from investment operations:
Net investment loss	(.07)	(.07)	(.07)	(.06)
Net realized and unrealized gain on investment transactions	2.15	1.21	2.00	.04
Total from investment operations	2.08	1.14	1.93	(.02)
Less Dividends and Distributions:
Dividends from net investment income	(.07)	-	-	-
Distributions from net realized gains	(.13)	(.01)	-	-
Total dividends and distributions	(.20)	(.01)	-	-
Net asset value, end of period	$14.92	$13.04	$11.91	$9.98
Total return(c)	16.10%	9.68%	19.24%	(.20)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$8,843	$5,411	$2,746	$1,711
Average net assets (000)	$7,282	$3,860	$2,268	$1,282
Ratios to average net assets:(d)
Expenses,including distribution and service (12b-1) fees	1.51%	1.52%	1.50%	1.50%(e)
Expenses, excluding distribution and service (12b-1) fees	.51%	.52%	.50%	.50%(e)
Net investment loss	(.49)%	(.83)%	(.74)%	(1.14)%(e)

(a) Inception date of Class C shares.
(b) Calculated based upon average shares outstanding during the period.
(c)Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratio including distribution and service (12b-1) fees would have been 1.98%, 1.71%, 1.95% and 5.57% for the years ended September 30, 2007, September 30, 2006 and September 30, 2005 and for period ended September 30, 2004, respectively. The investment loss ratios would have been (.96)%, (1.02)%, (1.22)% and (5.46)% for the years ended September 30, 2007, September 30, 2006 and September 30, 2005 and the period ended September 30, 2004, respectively. Does not include expenses of the investment companies in which the Growth Allocation Portfolio invests.
(e) Annualized.

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Class R shares (fiscal period 1/12/07-9/30/07)

Per Share Operating Performance:	2007 (a)(b)
Net asset value, beginning of period	$13.76
Income (loss) from investment operations:
Net investment loss	(.06)
Net realized and unrealized gain on investment transactions	1.34
Total from investment operations	1.28
Less Dividends and Distributions:
Dividends from net investment income	-
Distributions from net realized gains	-
Total dividends and distributions	-
Net asset value, end of period	$15.04
Total return(c)	9.30%

Ratios/Supplemental Data
Net assets, end of period (000)	$3
Average net assets (000)	$3
Ratios to average net assets: (d)
Expenses,including distribution and service (12b-1) fees (e)	1.01%(f)
Expenses, excluding distribution and service (12b-1) fees	.51%(f)
Net investment loss	(.59)(f)

(a)Inception date of Class R shares is 1-12-07.
(b) Calculated based upon average shares outstanding during the period.
(c)Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratio including distribution and service (12b-1) fees would have been 1.48% for the period ended September 30, 2007. The investment loss ratios would have been (1.01) % for the period ended September 30, 2007. Does not include expenses of the investment companies in which the Growth Allocation Portfolio invests.
(e)The distributor of the fund has contractually agreed to limit its distribution and service (12b-1) fee to .50% of 1% of the average net assets of the Class R shares.
(f) Annualized.

92	JennisonDryden Asset Allocation Funds

Class Z shares (fiscal years ended 9-30)

Per Share Operating Performance:	2007(b)	2006	2005	2004(a),(b)
Net Asset Value, Beginning Of Period	$13.18	$12.02	$10.03	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.10	.02	.04	(.01)
Net realized and unrealized gain on investment transactions	2.14	1.27	2.00	.04
Total from investment operations	2.24	1.29	2.04	.03
Less Dividends and Distributions:
Dividends from net investment income	(.18)	(.12)	(.05)	-
Distributions from net realized gains	(.13)	(.01)	-	-
Total dividends and distributions	(.31)	(.13)	(.05)	-
Net asset value, end of period	$15.11	$13.18	$12.02	$10.03
Total return(c)	17.23%	10.77%	20.40%	.30%

Ratios/Supplemental Data:
Net assets, end of period (000)	$420	$560	$443	$279
Average net assets (000)	$500	$662	$329	$237
Ratios to average net assets:(d)
Expenses, including distribution and service (12b-1) fees	.51%	.52%	.50%	.50%(e)
Expenses, excluding distribution and service (12b-1) fees	.51%	.52%	.50%	.50%(e)
Net investment income (loss)	.67%	.07%	.28%	(.14)%(e)

(a) Inception date of Class Z shares. March 30, 2004.
(b) Calculated based upon average shares outstanding during the period.
(c)Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .98%, .71%, .95% and 4.57% for the years ended September 30, 2007, September 30, 2006 and September 30, 2005 and for period ended September 30, 2004, respectively. The investment income/(loss) ratio would have been .19%, (.12)%, (.19)% and (4.67)% for the years ended September, 30, 2007, September 30, 2006 and September 30, 2005 and the period ended September 30, 2004, respectively. Does not include expenses of the investment companies in which the Growth Allocation Portfolio invests.
(e) Annualized.

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INSIDE BACK COVER

JennisonDryden Conservative Allocation Fund
Share Class	A	B	C	R	Z
NASDAQ	JDUAX	JDABX	JDACX	JDCAR	JDAZX
CUSIP	74437E750	74437E743	74437E735	74437E628	74437E784

JennisonDryden Moderate Allocation Fund
Share Class	A	B	C	R	Z
NASDAQ	JDTAX	JDMBX	JDMCX	JDMAR	JDMZX
CUSIP	74437E727	74437E719	74437E693	74437E610	74437E776

JennisonDryden Growth Allocation Fund
Share Class	A	B	C	R	Z
NASDAQ	JDAAX	JDGBX	JDGCX	JDGAR	JDGZX
CUSIP	74437E685	74437E677	74437E669	74437E594	74437E768

94	JennisonDryden Asset Allocation Funds

BACK COVER

FOR MORE INFORMATION Please read this prospectus before you invest in the Fund and keep it for future reference. For information on shareholder questions contact:
MAIL Prudential Mutual Fund Services LLC PO Box 9658 Providence, RI 02940 TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the U.S.) WEBSITE www.jennisondryden.com	OUTSIDE BROKERS SHOULD CONTACT Prudential Investment Management Services LLC PO Box 9658 Providence, RI 02940 TELEPHONE (800) 778-8769

  E-DELIVERY

  To receive your mutual fund documents on-line, go to

  www.icsdelivery.com/prudential/funds

  and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment

  option at the icsdelivery website address.

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
MAIL Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102 ELECTRONIC REQUEST publicinfo@sec.gov (The SEC charges a fee to copy documents)	IN PERSON Public Reference Room located at 100 F Street, N.E. in Washington, DC For hours of operation, call (202) 551-8090 VIA THE INTERNET on the EDGAR database at www.sec.gov

The Annual and Semi-Annual Reports and the SAI contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.
STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this Prospectus) SEMI-ANNUAL REPORT	ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

MF194A	The Funds' Investment Co. Act File No. 811-07343

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NOVEMBER 30, 2007
PROSPECTUS
Jennison Growth Fund
FUND TYPE Multi-capitalization stock OBJECTIVE Long-term growth of capital
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
JennisonDryden, Jennison, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

Table of Contents

3	RISK/RETURN SUMMARY
3	ABOUT THE FUND
3	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES
3	PRINCIPAL RISKS
5	EVALUATING PERFORMANCE
7	FEES AND EXPENSES
8	EXAMPLE

10	HOW THE FUND INVESTS
10	INVESTMENT OBJECTIVE AND POLICIES
11	OTHER INVESTMENTS AND STRATEGIES
15	INVESTMENT RISKS

23	HOW THE FUND IS MANAGED
23	BOARD OF DIRECTORS
23	MANAGER
24	INVESTMENT SUBADVISER
24	PORTFOLIO MANAGERS
26	DISTRIBUTOR
26	DISCLOSURE OF PORTFOLIO HOLDINGS

27	FUND DISTRIBUTIONS AND TAX ISSUES
27	DISTRIBUTIONS
28	TAX ISSUES
29	IF YOU SELL OR EXCHANGE YOUR SHARES

31	HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
31	HOW TO BUY SHARES
45	HOW TO SELL YOUR SHARES
49	HOW TO EXCHANGE YOUR SHARES

53	FINANCIAL HIGHLIGHTS
53	INTRODUCTION
54	CLASS A SHARES
55	CLASS B SHARES
56	CLASS C SHARES
57	CLASS R SHARES
58	CLASS Z SHARES

RISK/RETURN SUMMARY

ABOUT THE FUND

This section highlights key information about Jennison Growth Fund, which we refer to as "the Fund." The Fund is a series of The Prudential Investment Portfolios, Inc. ("the Company"). Additional information follows this summary.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

Our investment objective is long-term growth of capital. This means we seek investments whose price will increase over the long term. We normally invest at least 65% of our total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization and that we believe have above-average growth prospects. These companies are generally considered medium- to large-capitalization companies. They tend to have a unique market niche, a strong new product profile or superior management. Equity-related securities in which the Fund primarily invests are common stocks, nonconvertible preferred stocks and convertible securities. We consider selling or reducing a stock position when, in the opinion of the portfolio manager, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.

We're Growth Investors In deciding which stocks to buy, we use what is known as a growth investment style. This means we invest in stocks we believe could experience superior sales or earnings growth, or high returns on equity and assets.

While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Since the Fund invests primarily in equity and equity-related securities, there is the risk that the price of a particular stock we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. Securities that the Fund invests in have historically been more volatile than the S&P 500 Index and may present above-average risks. This means that when stock prices decline overall, the Fund may decline more than the S&P 500 Index. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

The Fund may actively and frequently trade its portfolio securities. High portfolio turnover (100% or more) results in higher transaction costs and can affect the Fund's performance and have adverse tax consequences.

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Like any mutual fund, an investment in the Fund could lose value and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests—Investment Risks."

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Growth Style Risk. Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for a period of time.

Common Stocks and Other Securities Risks. There is the risk that the value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the security markets of the countries in which we invest could go down.

Derivatives Risk. The value of certain derivatives that are used to manage cash flows or to hedge a portfolio security are generally determined independently from that security and could result in a loss to the Fund when the price movement of a derivative used as a hedge does not correlate with a change in the value of the portfolio security. Investments in derivatives may not have the intended effects and may result in losses or missed opportunities and counterparties could default.

Fixed-Income Obligations Risk. In addition to credit risk, market risk and interest rate risk, the Fund's holdings, share price, yield and total return may fluctuate in response to bond market movements.

Foreign Market Risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Foreign Securities Risk. Foreign political, economic and legal systems may be less stable than in the U.S. The changing value of foreign currencies could also affect the value of the assets we hold and our performance.

Management Risk. Actively managed mutual funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these techniques will produce the desired results.

Market Risk. There is a possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Securities markets are volatile.

Portfolio Turnover Risk. Although it is not one of the Fund's principal strategies, the Fund may, as it has in the past, actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by

4	Jennison Growth Fund

the Fund's investment subadviser. High portfolio turnover results in higher transaction costs, which can affect the Fund's performance and may have adverse tax consequences.

EVALUATING PERFORMANCE

A number of factors - including risk - can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future.

Annual Total Returns % (Class A shares) 1

1 These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver of 0.05%, the annual returns would have been lower, too. The return for Class A shares from January 1, 2007 to September 30, 2007 was 10.83%.

BEST QUARTER: 30.12%	WORST QUARTER: -19.97%
(4th quarter of 1998)	(3rd quarter of 2001)

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Average Annual Total Returns % (as of 12-31-06)
Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class A shares	-4.04	1.22	6.15	-
Class C shares	-0.26	1.61	5.96	-
Class R shares	1.61	N/A	N/A	8.05
Class Z shares	1.74	2.63	7.02	-

Class B Shares %
Return Before Taxes	-4.19	1.42	5.96	-
Return After Taxes on Distributions	-4.19	1.42	5.35	-
Return After Taxes on Distributions and Sale of Fund Shares	-2.73	1.21	5.09	-

Index (reflects no deduction for fees expenses or taxes)
S&P 500 Index	15.78	6.18	8.42	-
Russell 1000 Growth Index	9.07	2.69	5.44	-
Lipper Average	5.60	2.15	5.53	-

Notes to Average Annual Total Return Tables:

° The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns for Class A shares would have been lower. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of the Fund's Class R shares.
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.
° The S&P 500 Index - an unmanaged index of 500 stocks of large U.S. public companies - gives a broad look at how U.S. stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges and operating expenses and taxes. S&P 500 Index return since the inception of Class R shares is 10.21%. Source: Lipper Inc.
° The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios. Russell 1000 Growth Index return since the inception of Class R shares is 7.15%. Source: Lipper Inc.
° The Lipper Average is based on the average return of all mutual funds in the Lipper Large-Cap Growth Fund category and reflects deductions for operating expenses, but does not include the effect of any sales charges or taxes. These returns would be lower if they included the effect of sales charges and taxes. Lipper Average return since the inception of Class R shares is 5.79%. Source: Lipper Inc.
° Inception date for Class R shares is 12-17-04.

6	Jennison Growth Fund

FEES AND EXPENSES

This table shows the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund. Each share class has different (or no) sales charges - known as loads - and expenses, but represents an investment in the same Fund. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

Shareholder Fees (paid directly from your investment)
	Class A	Class B	Class C	Class R	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1%	5%	1%	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None
Redemption fees	None	None	None	None	None
Exchange fee	None	None	None	None	None
Small balance account fee	$15	$15	$15	None	None

Annual Fund Operating Expenses % (deducted from Fund assets)
	Class A	Class B	Class C	Class R	Class Z
Management fees	.58	.58	.58	.58	.58
+ Distribution and service (12b-1) fees	.30	1.00	1.00	.75	None
+ Other expenses	.19	.19	.19	.19	.19
= Total annual Fund operating expenses	1.07	1.77	1.77	1.52	.77
- 12b-1 Fee waiver	(.02) (a)	None	None	(.25)	None
= Net annual Fund operating expenses	1.05	1.77	1.77	1.27	.77

(a) The .02% distribution and service (12b-1) fee waiver applicable to Class A shares was calculated based on a combination of 4 months waiver at 0.05% (10/1/07-1/31/08) and 8 months waiver at zero. Effective February 1, 2008, the contractual distribution and service (12b-1) fee waiver applicable to Class A shares will terminate.

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EXAMPLE

These examples are intended to help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class R shares, which is effective in this example for only the first year. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The information in the ten years column reflects this conversion. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example (Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$651	$870	$1,106	$1,782
Class B shares	680	857	1,059	1,813
Class C shares	280	557	959	2,084
Class R shares	129	456	805	1,791
Class Z shares	79	246	428	954

You would pay the following expenses on the same investment if you did not sell your shares:

Example (No Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$651	$870	$1,106	$1,782
Class B shares	180	557	959	1,813
Class C shares	180	557	959	2,084
Class R shares	129	456	805	1,791
Class Z shares	79	246	428	954

Notes to Shareholder Fees and Expenses and Examples Tables
° Your broker may charge you a separate or additional fee for purchases and sales of shares or an administrative fee on Fund balances, including income from Fund distributions.
° If the value of your account is less than $2,500, the Fund will deduct a $15 annual small balance account fee from your account. The $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small balance account fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic Investment Plan ("AIP") accounts or employee savings plan accounts. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Small Balance Account Fee" in the Statement of Additional Information (SAI).
° Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC is waived for

8	Jennison Growth Fund

purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc. (Prudential).
° The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.
° The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase.
° For the period ending January 31, 2008, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fee rate for Class A shares to .25 of 1% of the average daily net assets of the Class A shares. After January 31, 2008, the distribution and service (12b-1) fees applicable to Class A shares will be .30 of 1%.
° For the period ending January 31, 2009, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees applicable to Class R shares to .50 of 1% of the average daily net assets of the Class R shares.

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HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is long-term growth of capital. This means we seek investments whose price will increase over the long term. While we make every effort to achieve our objective, we can't guarantee success.

In pursuing our objective, we normally invest at least 65% of the Fund's total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. These companies are generally medium-to large-capitalization companies. The Fund's investment adviser follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are believed to be attractively valued. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the Fund invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the Fund is not likely to receive significant dividend income on its portfolio securities.

In addition to common stocks, nonconvertible preferred stocks and convertible securities, equity-related securities in which the Fund invests include American Depositary Receipts (ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; securities of real estate investment trusts (REITs) and similar securities. Convertible securities are securities—like bonds, corporate notes and preferred stocks—that we can convert into the company's common stock, the cash value of common stock or some other equity security. We consider selling or reducing a stock position when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.

Our Growth Style Our portfolio managers invest in medium to large companies experiencing some or all of the following: above-average revenue and earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development and productive new product flow, and financial strength. Such companies generally trade at high prices relative to their current earnings.

For more information, see "Investment Risks" and the Statement of Additional Information. The Statement of Additional Information—which we refer to as the SAI—contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Company's Board of Directors (the Board) can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

Other Equity-Related Securities. The Fund may also invest in equity-related securities of companies other than those described in "Investment Objective and Policies" section above. These include securities that may be converted into or exchanged for common stock or the cash value of common stock - known as convertible securities - like rights and warrants. The Fund may also invest in American Depositary Receipts (ADRs), which are certificates - usually issued by a U.S. bank or trust company - that represent an equity investment in a foreign company or some other foreign issuer. ADRs are valued in U.S. dollars. We consider ADRs to be equity-related securities. Certain ADR programs are established without the participation of the foreign issuer and as a result, there may be less information available about the foreign issuer. Other equity-related securities in which the Fund may invest include investments in various types of business ventures, including partnerships and joint ventures and securities of real estate investment trusts (REITs).

Companies Undergoing Changes. The Fund may invest in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). The inherent value of these securities often is not widely known and as a result, the securities may be favorably priced.

Foreign Equity Securities. We may invest in foreign equity securities including stocks and other equity-related securities. We do not consider ADRs, American Depository Shares (ADSs) and other similar receipts or shares traded in U.S. markets to be foreign securities.

The Fund may invest up to 20% of its total assets in foreign securities.

U.S. Government Securities. The Fund may invest in securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Some U.S. government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest is guaranteed but market value is not. Some are supported only by the credit of the issuing agency and depend entirely on their own resources to repay their debt and are subject to the risk of default like private issuers.

10	Jennison Growth Fund

Mortgage-Related Securities. We may invest in mortgage-related securities issued or guaranteed by U.S. governmental entities. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities. A collateralized mortgage obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by U.S. governmental entities. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income therefrom provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. The Fund also may invest in stripped mortgage-backed securities (MBS strips). MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

Other Fixed-Income Securities. The Fund may invest for capital appreciation purposes in fixed-income securities rated investment-grade (Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Ratings Services, or the equivalent rating by another nationally recognized statistical rating organization). These include corporate debt and other debt obligations of U.S. and foreign issuers. We also may invest in obligations that are not rated, but that we believe are of comparable quality to the obligations described above.

Money Market Instruments. The Fund may invest in money market instruments, including commercial paper of a U.S. or foreign company, foreign government securities, certificates of deposit, bankers' acceptances, time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government or its agencies. These obligations may be U.S. dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

If we believe it is necessary, we may temporarily invest up to 100% of the Fund's total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but may help to preserve the Fund's assets when global or international markets are unstable.

Repurchase Agreements. The Fund may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.

Temporary Defensive Investments. In response to adverse market, economic or political conditions, the Fund may take a temporary defensive position and invest up to 100% of the Fund's assets in money market instruments, including short-term

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obligations of, or securities guaranteed by, the U.S. government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, and may hold up to 100% of the Fund's assets in cash or cash equivalents. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Fund's assets. The use of temporary defensive investments is inconsistent with the Fund's investment objective.

Derivative Strategies. The Fund may use various derivative strategies to try to improve the Fund's returns. We may also use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Fund will not lose money. The use of derivatives — such as futures, foreign currency forward contracts, options on futures and various types of swaps involves costs and can be volatile. With derivatives, we try to predict if the underlying investment – a security, market index, currency, interest rate or some other benchmark, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When the Fund uses derivative strategies, the Fund designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the Securities and Exchange Commission (the Commission).

Futures Contracts and Related Options. The Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract or an option on a swap, the right to buy or sell a futures contract or swap, respectively, in exchange for a premium.

Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily.

12	Jennison Growth Fund

Swap Transactions. The Fund may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, credit default swaps, interest rate swaps, total return swaps and index swaps.

Swap Options. The Fund may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. For more information about these strategies, see the SAI.

Options on Securities and Financial Indexes. The Fund may purchase and sell put and call options on securities and financial indexes traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Fund will sell only covered options. For more information about the Fund's use of options, see the SAI.

Short Sales. The Fund may make short sales of a security. This means that the Fund may sell a security that it does not own, which it may do, for example, when we think the value of the security will decline. The Fund generally borrows the security to deliver to the buyers in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. The Fund must pay the lender any dividends or interest that accrues on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund may make short sales "against the box." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.

Additional Strategies. The Fund follows certain policies when it borrows money (the Fund can borrow up to 33 1?3% of the value of its total assets) and may pledge up to 33 1/3% of its total assets to secure these borrowings; purchases shares of affiliated mutual funds (the Fund may invest up to 25% of its total assets in shares of affiliated money market funds or open-ended short-term bond funds with a portfolio maturity of three years or less); lends its securities to others (the Fund can lend up to 33 1?3% of the value of its total assets); and holds illiquid securities (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

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The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

INVESTMENT RISKS

All investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad-based securities market indexes, performance of the Fund can deviate from performance of the indexes. The charts below outline the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies that the Fund may use. The investment types are listed in the order in which they normally will be used. Following the charts is a table which sets forth the investment limits applicable to each of the types of investments discussed in the charts. Unless otherwise noted, a percentage stated as a limit on the Fund's ability to engage in a particular type of investment is a percentage of investable assets. For more information, see the SAI.

Equity-related securities of medium- to large-cap companies
Risks	Potential Rewards

  Individual stocks could lose value.

  Equity markets could go down, resulting in a decline in value of the Fund's investments.

  Companies that normally pay dividends may not do so if they don't have profits or adequate cash flow.

  Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund's investments.

  Investment style risk-- the risk that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market.

  Historically, stocks have outperformed other investments over the long term.

  Generally, economic growth leads to higher corporate profits, which in turn can lead to an increase in stock prices, known as capital appreciation.

  May be a source of dividend income.

14	Jennison Growth Fund

Foreign Securities
Risks	Potential Rewards

  Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as those in the U.S.

  Currency risk - adverse changes in the values of foreign currencies can cause losses (non-U.S. dollar denominated securities).

  May be less liquid than U.S. stocks and bonds.

  Differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information on foreign investments and involve more risks.

  Investments in emerging market securities are subject to greater volatility and price declines.

  Investors may participate in the growth of foreign markets through a Fund's investments in companies operating in those markets.

  Fund may profit from a favorable change in the value of foreign currencies

  (non-U.S. dollar denominated securities).

  Opportunities for diversification.

Short Sales, including short sales against the box
Risks	Potential Rewards

  May magnify underlying investment losses.

  Share price volatility can magnify losses because underlying security must be replaced at a specific time.

  Investment costs may exceed potential underlying investment gains.

  Short sales - against the box - give up the opportunity for capital appreciation in the security and pose the risk of potentially unlimited loss.

May magnify underlying investment gains.

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Derivatives
Risks	Potential Rewards

  The value of derivatives (such as futures, swaps and options) that are used to hedge a portfolio security is generally determined independently from the value of that security and could result in a loss to the Fund when the price movement of the derivative does not correlate with a change in the value of the portfolio security.

  Derivatives may not have the intended effects and may result in losses or missed opportunities.

  The counterparty to a derivatives contract could default.

  Derivatives can increase share price volatility and those that involve leverage could magnify losses.

  Certain types of derivatives involve costs to the Fund that can reduce returns.

  It may be difficult to value precisely or sell at the time or price desired.

  Derivatives could make money and protect against losses if the investment analysis proves correct.

  Derivatives used for return enhancement purposes involve a type of leverage and could generate substantial gains at low cost.

  One way to manage the Fund's risk/return balance is by locking in the value of an investment ahead of time.

  Hedges that correlate well with an underlying position can reduce or eliminate the volatility of investment income or capital gains at low cost.

16	Jennison Growth Fund

Fixed-income obligations
Risks	Potential Rewards

  A Fund's holdings, share price, yield and total return will fluctuate in response to bond market movements.

  Credit risk - the risk that the default of an issuer would leave a Fund with unpaid interest or principal. The lower an instrument's quality, the higher its potential volatility.

  Market risk - the risk that the market value of an investment may move down, sometimes rapidly or unpredictably. Market risk may affect an industry, a sector, or the market as a whole.

  Interest rate risk - the value of most bonds will fall when interest rates rise: the longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility, particularly for junk bonds and stripped securities.

  Bonds have generally outperformed money market instruments over the long term with less risk than stocks.

  Most bonds will rise in value when interest rates fall.

  A source of regular interest income.

  Generally more secure than stocks since companies must pay their debts before paying stockholders.

  Investment-grade obligations have a lower risk of default.

  Bonds with longer maturity dates typically have higher yields.

  Intermediate-term securities may be less susceptible to loss of principal than longer-term securities.

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Mortgage related securities
Risks	Potential Rewards

  Prepayment risk - the risk that the underlying mortgages may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Fund to reinvest in lower yielding securities.

  Credit risk - the risk that the underlying mortgages will not be paid by debtors or by credit insurers or guarantors of such instruments. Some private mortgage securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk.

  Market risk - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.

  Interest rate risk - the risk that the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility.

  A source of regular interest income.

  The U.S. government guarantees interest and principal payments on certain securities.

  May benefit from security interest in real estate collateral.

  Pass-through instruments provide greater diversification than direct ownership of loans.

18	Jennison Growth Fund

Money market instruments
Risks	Potential Rewards

  Limits the Fund's potential for capital appreciation and achieving its objective.

  Credit risk (which are less of a concern for money market instruments) - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments.

  Market risk (which are less of a concern for money market instruments) - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.

May preserve the Fund's assets.

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U.S. government and agency securities
Risks	Potential Rewards

  Not all U.S. government securities are insured or guaranteed by the U.S. government. Some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

  Limits potential for capital appreciation.

  Credit risk - the risk that the borrower can't pay back the money borrowed or make interest payments (relatively low for U.S. government securities). The lower a bond's quality, the higher its potential volatility.

  Market risk - the risk that the market value of an investment may move up or down, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower.

  Market risk may affect an industry, a sector or the market as a whole.

  Interest rate risk - the risk that the value of most debt obligations will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. Price volatility may follow.

  May preserve the Fund's assets.

  A source of regular interest income.

  Generally more secure than lower quality debt securities and generally more secure than equity securities.

  Principal and interest may be guaranteed by the U.S. government.

  If interest rates decline, long-term yields should be higher than money market yields.

  Bonds have generally outperformed money market instruments over the long term.

  Most bonds rise in value when interest rates fall.

Illiquid securities
Risks	Potential Rewards

  May be difficult to value precisely.

  May be difficult to sell at the time or price desired.

  Illiquidity risk - the risk that bonds may be difficult to value precisely and sell at the time or price desired.

May offer a more attractive yield or potential for growth than more widely traded securities.

20	Jennison Growth Fund

Principal & Non-Principal Strategies: Investment Limits

  Equity-related securities of medium-to large-cap companies: At least 65%

  Foreign Securities: Up to 20%; usually less than 10%

  Short Sales (including short sales against-the-box): Up to 25% of net assets; usually less than 10%

  Derivatives: Percentage varies; usually less than 10%

  Fixed-income obligations: Up to 35%; usually less than 10%

  Mortgage-related securities: Up to 35%; usually less than 10%

  Money market instruments: Up to 100% on temporary basis

  U.S. Government and agency securities: Up to 35%; usually less than 10%

  Illiquid Securities: Up to 15% of net assets; usually less than 10%

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HOW THE FUND IS MANAGED

BOARD OF DIRECTORS

The Company's Board of Directors (the Board) oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Company's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102

Under a Management Agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs and is responsible for supervising the Fund's investment subadviser. For the fiscal year ended September 30, 2007, the Fund paid PI an effective management fee rate of .59% of the Fund's average daily net assets for all share classes.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2007, PI, an indirect wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $118.3 billion.

Subject to the supervision of the Board, Pl is responsible for conducting the initial review of prospective investment subadvisers for the Fund. In evaluating a prospective investment subadviser, Pl considers many factors, including the firm's experience, investment philosophy and historical performance. Pl is also responsible for monitoring the performance of the Fund's investment subadviser.

Pl and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits Pl to enter into or amend agreements with investment subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment subadviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment subadvisers or material amendments to subadvisory agreements pursuant to the Order.

A discussion of the basis for the Board's approvals of the management and subadvisory agreements is available in the annual report to shareholders, which is available at the end of November each year.

22	Jennison Growth Fund

INVESTMENT SUBADVISER

Jennison Associates LLC (Jennison) is the Fund's investment subadviser. Its address is 466 Lexington Avenue, New York, NY 10017. PI has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. For the fiscal year ended September 30, 2007, PI paid Jennison fees of ____ of 1% of the Fund's average daily net assets for all share classes. As of September 30, 2007, Jennison managed in excess of $85 billion in assets. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990. Jennison has served as an investment adviser to the Fund since 2000.

PORTFOLIO MANAGERS

Michael A. Del Balso, Spiros "Sig" Segalas and Kathleen A. McCarragher are the portfolio managers of the Fund. Mr. Del Balso generally has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Michael A. Del Balso is a Managing Director of Jennison which he joined in 1972 as a research analyst. He has been Director of Research for Growth Equity since 1994, and became a portfolio manager in 1999. Michael came to Jennison after four years with White, Weld Company, where he was a vice president, stockholder and followed growth companies with emphasis on the consumer area. He is a 1966 graduate of Yale University and received his M.B.A. from Columbia University in 1968. Michael is a member of the New York Society of Security Analysts.

Kathleen A. McCarragher is a Managing Director of Jennison which she joined in May 1998 as an Executive Vice President and portfolio manager. She was appointed Head of Growth Equity in January 2003. Prior to Jennison, Kathleen spent six years with Weiss, Peck Greer, where she was a managing director and the director of large cap growth equities. In addition, Kathleen spent 10 years with State Street Research and Management Company, initially as a research analyst responsible for health care, transports and financials, and then as a portfolio manager and member of the investment committee. Kathleen graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc.

The portfolio managers for the Fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value)

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and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

24	Jennison Growth Fund

The table below sets forth the starting dates on which the Fund's portfolio managers commenced serving as a portfolio manager for the Fund:

Portfolio Manager Starting Service Dates
Michael A. Del Balso	May 2000
Kathleen A. McCarragher	February 1999
Spiros "Sig" Segalas	February 1999

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund also has a Distribution and Service Plan (the Plan) under Rule 12b-1 of the Investment Company Act with respect to each of the Class A, Class B, Class C, Class Z and Class R Shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C, Z and R shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees — known as 12b-1 fees — are shown in the "Fees and Expenses" tables. Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is described in the Fund's SAI and on the Fund's website.

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FUND DISTRIBUTIONS AND TAX ISSUES

DISTRIBUTIONS

Investors who buy shares of a Fund should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account, or, provided that at least 50% of the value of your fund's assets are invested in municipal bonds and municipal notes at the close of each quarter, your fund designates all or any part of a distribution as an exempt-interest dividend. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax advisor.

The Fund distributes dividends of any net investment income to shareholders. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund.

The Fund also distributes any realized net capital gains to shareholders. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security—if the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which, if recognized in taxable years beginning before January 1, 2011, is generally taxed at rates of up to 15%, provided that the Fund distributes the net capital gain to non-corporate U.S. shareholders, and 20% thereafter. If the Fund holds the security for one year or less, any gain is treated as short-term capital gain, which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

Dividends of net investment income paid to a noncorporate U.S. shareholder in a taxable year beginning before January 1, 2011 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the

26	Jennison Growth Fund

dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent a Fund's income is derived from certain dividends received from U.S. corporations.

The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders:

Jennison Growth Fund
Dividends	Semi-Annually
Net capital gains	Annually

For your convenience, a Fund's distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with Prudential Mutual Fund Series LLC (the Transfer Agent). Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes, unless your shares are held in a qualified or tax-deferred plan or account. If your dividend distribution check remains uncashed for more than six months, your check may be invested in additional shares of the Fund at the next NAV calculated on the day of the investment. For more information about automatic reinvestment and other shareholder services, see "Additional Shareholder Services" in the next section.

TAX ISSUES

Form 1099
Every year, you will receive a Form 1099, which reports the amount of taxable dividends and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31st of the prior year.

Withholding Taxes
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds.

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Taxation of Foreign Shareholders
For a discussion regarding the taxation of foreign shareholders, please see the SAI.

If You Purchase Just Before Record Date
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified and Tax-Deferred Retirement Plans
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax-deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of JennisonDryden mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. For individuals, the maximum capital gains tax rate is generally 15%, if the gain is recognized in a taxable year beginning before January 1, 2011, and 20% thereafter, for shares held for more than one year.

If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of noncorporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

28	Jennison Growth Fund

Exchanging your shares of the Fund for the shares of another JennisonDryden mutual fund is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above. Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell — or exchange — Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B Shares
The conversion of Class B shares into Class A shares — which happens automatically approximately seven years after purchase — is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

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HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

HOW TO BUY SHARES

In order to buy Fund shares, simply follow the steps described below.

Opening an Account

If you don't have an account with us or a financial services firm that is permitted to buy or sell shares of the Fund for you, contact the Transfer Agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at (800) 225-1852 or write to:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares, including due to failure by you to provide additional information requested, such as information needed to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares.

With certain limited exceptions, Fund shares are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

Choosing a Share Class

Individual investors can choose among Class A, Class B, Class C, Class Z and Class R shares of the Fund, although Class Z and Class R shares are available only to a limited group of investors.

Multiple share classes let you choose a cost structure that meets your needs:

  Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a CDSC of 1%. (The CDSC is waived for certain retirement and/or benefit plans.)

  Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

30	Jennison Growth Fund

  Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:

  The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

  The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.

  The different sales charges that apply to each share class — Class A's front-end sales charge vs. Class B's CDSC vs. Class C's lower CDSC.

  The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

  Class B shares purchased in single amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding this amount generally will not be accepted.

  Class C shares purchased in single amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above this amount generally will not be accepted.

  Because Class Z and R shares have lower operating expenses than Class A, Class B or Class C shares, as applicable, you should consider whether you are eligible to purchase Class Z or Class R shares.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. If your shares are held through a broker-dealer, financial adviser, financial planner or other financial intermediary, you should discuss with your financial intermediary which share classes of the Fund are available to you and which share class may best meet your needs. The Fund has advised the financial intermediaries and broker-dealers who maintain such accounts of the share class features and guidelines, per the prospectus, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts.

Share Class Comparison. Use the following chart to help you compare the different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

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	Class A	Class B	Class C	Class R	Class Z
Minimum purchase amount	$2,500	$2,500	$2,500	None	None
Minimum amount for subsequent purchases	$100	$100	$100	None	None
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1%	5% (Year 1) 4% (Year 2) 3% (Year 3) 2% (Year 4) 1% (Years 5/6) 0% (Year 7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30 of 1% (.25 of 1% currently)	1%	1%	.75 of 1% (.50 of 1% currently)	None

Notes to Share Class Comparison Table:

° The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the AIP is $50. For more information, see "Additional Shareholder Services."
° For more information about the CDSC and how it is calculated, see "How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)."
° Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC, although they are not subject to an initial sales charge. The CDSC is waived for purchases by certain retirement and/or benefit plans.
° Distribution and service (12b-1) fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class A shares may pay a service fee up to .25 of 1%. Class B, Class C and Class R shares will pay a service fee of .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including up to .25 of 1% service fee) and .75 of 1% (including the .25 of 1% service fee) for Class R shares. Class B shares and Class C shares pay a distribution fee (including the service fee) of 1%.
° The Distributor has contractually agreed until January 31, 2008 to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares. After January 31, 2008, the distribution and service (12b-1) fees applicable to Class A shares will be .30 of 1% of the average daily net assets of the Class A shares.
° The Distributor has contractually agreed until January 31, 2009 to reduce its distribution and service (12b-1) fees applicable to Class R shares to .50 of 1% of the average daily net assets of the Class R shares.

Reducing or Waiving Class A's Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases:

32	Jennison Growth Fund

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $25,000	5.50%	5.82%	5.00%
$25,00 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million to $4,999,999*	None	None	1.00%**

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement and/or benefit plans.
** For investments of $5 million to $9,999,999, the dealer reallowance is .50%. For investments of $10 million and over, the dealer reallowance is .25%.

To satisfy the purchase amounts above, you can:

  Use your

  Rights of Accumulation

  , which allow you or an eligible group of related investors to combine (1) the current value of JennisonDryden mutual fund shares you or the group already own, (2) the value of money market shares you or an eligible group of related investors have received for shares of other JennisonDryden mutual funds in an exchange transaction, and (3) the value of the shares you or an eligible group of related investors are purchasing;

  Sign a

  Letter of Intent

  , stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden mutual funds within 13 months; or

  Use your

  Combined Purchase and Cumulative Purchase Privilege

  , which allows you and an eligible group of related investors to combine the value of Class A shares of this Fund with the value of other JennisonDryden mutual funds that you or the group are purchasing at the same time.

An "eligible group of related investors" includes any combination of the following:

  All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN);

  Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below);

  Accounts for your children or your spouse's children including children for whom you and/or your spouse are legal guardian (e.g., UGMAs and UTMAs);

  Accounts in the name and TINs of your parents;

  Trusts with you, your spouse, your children, your spouse's children and/or your parents as the beneficiaries;

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  With limited exclusions, accounts with the same address (exclusions include, but are not limited to, addresses for brokerage firms and other intermediaries and Post Office boxes); and

  Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.

A "spouse" is defined as follows:

  The person to whom you are legally married. We also consider your spouse to include the following:

  An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;

  A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide for the personal or financial welfare of the other without a fee, to whom you are not related by blood; or

  An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

The value of shares held by you or an eligible group of related investors will be determined as follows:

  for Class A and Class L shares, the value of existing shares is determined by the maximum offering price (net asset value (NAV) plus maximum sales charge) as of the previous business day; and

  for Class B, C, F, M, X, Y, Z and R shares, the value of existing shares is determined by the NAV as of the previous business day.

Note: Not all share classes may be offered by your Fund. In addition, Class L, M and X shares are not offered to new purchasers and are available only through exchanges from the same share class of certain other JennisonDryden funds.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and

34	Jennison Growth Fund

you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with the Distributor relating to:

  Mutual fund "wrap" or asset allocation programs; where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

  Mutual fund "supermarket" programs; where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft Hartley multiemployer pension plans, SEP IRA and SARSEP

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plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans may purchase Class A shares without paying the initial sales charge. The availability of Class A shares at NAV for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the record keeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class A shares at net asset value.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

  certain directors, officers, employees (including their spouse, children and parents) of Prudential and its affiliates, the JennisonDryden mutual funds, and the investment subadvisers of the JennisonDryden mutual funds;

  persons who have retired directly from active service with Prudential or one of its subsidiaries;

  certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;

  registered representatives and employees of broker-dealers that have entered into dealer agreements with the Distributor; and

  investors in Individual Retirement Accounts (IRAs), provided that: (a) the purchase is made either from a directed rollover to such IRA or with the proceeds of a tax-free rollover of assets from a benefit plan for which Prudential Retirement (the institutional benefit plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the benefit plan distribution, or recordkeeping for the IRA is performed by Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the assets of the IRA consist of proceeds of a tax-free rollover of assets from a benefit plan described above).

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A's Sales Charge. The Fund also makes available free of charge, on the Fund's website, in a clear and prominent format, information relating to the Fund's Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.

You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

36	Jennison Growth Fund

The Distributor may reallow the Class A sales charge to dealers.

Qualifying for Class Z Shares
Institutional Investors. Various institutional investors may purchase Class Z shares, including corporations, banks, governmental entities, municipalities, and IRS section 501 entities, such as foundations and endowments. The minimum initial investment for such investors is $10 million. Institutional investors are responsible for indicating their eligibility to purchase Class Z shares at the time of purchase. Certain financial intermediaries may require that investments by their institutional investor clients in Class Z shares be placed directly with the Fund's transfer agent. Please contact the transfer agent at (800) 225-1852 for further details.

Mutual Fund Programs. Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential relating to:

  Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or

  Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in a share class offered by the program before selecting a share class.

Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft Hartley multi-employer pension plans, SEP IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans and other defined contribution plans may purchase Class Z shares. The availability of Class Z shares for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the record keeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class Z shares.

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Other Types of Investors. Class Z shares also can be purchased by any of the following:

  Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option;

  Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds;

  Prudential, with an investment of $10 million or more; and

  Qualified state tuition programs (529 plans).

Qualifying for Class R Shares
Group Retirement Plans. Class R shares are offered for sale to (i) certain group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft Hartley multi-employer pension plans, SEP IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans and (ii) IRAs that are held on the books of a Fund through omnibus level accounts, including The SmartSolution IRA offered by Prudential Retirement. The availability of Class R shares for group retirement plans or IRAs will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the record keeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Investors in SmartSolution IRA accounts through Prudential's Personal Retirement Services unit can call 888-244-6237 with any questions regarding how to purchase shares. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class R shares.

How Financial Services Firms are Compensated for Selling JennisonDryden Mutual Funds

JennisonDryden Mutual Funds are distributed by Prudential Investment Management Services LLC (the Distributor), a broker-dealer that is licensed to sell securities. The Distributor generally does not sell shares of the Funds directly to the public, but instead markets and sells JennisonDryden Mutual Funds through other broker-dealers, 401(k) providers, retirement plan administrators, and other financial intermediaries. For ease of reference, we refer to all financial intermediaries collectively as "financial services firms." Each JennisonDryden Mutual Fund is managed by PI (the Manager).

Only persons licensed with the Financial Industry Regulatory Authority (FINRA) (formerly, the NASD), as a registered representative (often referred to as a broker or financial advisor) and associated with a specific financial services firm, may sell a JennisonDryden Mutual Fund to you, or to a retirement plan in which you participate.

12b-1 Fees & Sales Charges. The Distributor has agreements in place with financial services firms defining how much each firm will be paid for the sale of a particular JennisonDryden mutual fund from front-end sales charges, if any, paid by Fund

38	Jennison Growth Fund

shareholders and from fees paid to the Distributor by the Fund pursuant to Rule 12b-1. These financial services firms then pay their registered representatives who sold you the JennisonDryden mutual fund some or all of what they received from the Distributor. The registered representatives may receive a payment when the sale is made and can, in some cases, continue to receive on-going payments while you are invested in the JennisonDryden mutual fund.

"Revenue Sharing" Payments. In addition to the compensation received by financial services firms as described above, the Manager, Distributor, or their affiliates may make additional payments (which are often referred to as "revenue sharing" payments) to the financial services firms from the Manager's, Distributor's, or affiliates' own resources, including from the profits derived from management or other fees received from the Fund, without additional direct or indirect cost to the Fund or its shareholders. Revenue sharing payments are in addition to the front-end sales charges paid by Fund shareholders or fees paid pursuant to Rule 12b-1. The Manager, Distributor, or their affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms in the future.

Revenue sharing arrangements are intended to foster the sale of Fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Fund generally expects to receive the opportunity for the Fund to be sold through the financial services firms' sales force or access to third-party platforms or other marketing programs, including but not limited to mutual fund "supermarket" platforms or other sales programs. To the extent that financial services firms receiving revenue sharing payments sell more shares of the Fund, the Manager and Distributor benefit from the increase in Fund assets as a result of the management and distribution fees they receive from the Fund, respectively. Increased sales of Fund shares also may benefit shareholders, since an increase in Fund assets may allow the Fund to expand its investment opportunities, and increased Fund assets may result in reduced Fund operating expenses.

Revenue sharing payments, as well as the other types of payments described above, may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers.

If your Fund shares are purchased through a retirement plan, the Manager, Distributor or their affiliates may also make revenue sharing payments to the plan's record keeper or an affiliate, which generally is not a registered broker-dealer. Rule 12b-1 fees and sales charges may only be paid to a registered broker-dealer.

It is likely that financial services firms that execute portfolio transactions for the Fund will include those firms with which the Manager, Distributor and/or their affiliates have

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entered into revenue sharing arrangements. Neither the Manager nor any subadviser may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Manager, Distributor and their affiliates will not use Fund brokerage to pay for their obligation to provide revenue sharing payments to financial services firms.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Payments may also be based on other criteria or factors, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The Manager, Distributor and/or their affiliates makes such payments to financial services firms in amounts that generally range from .02% up to .20% of Fund assets serviced and maintained by the financial services firms or from .10% to .25% of sales of Fund shares attributable to the firm. In addition, the Manager, Distributor and/or their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a financial services firm's systems, participation or attendance at a financial services firm's meeting, or for other reasons. These amounts are subject to change. In addition, the costs associated with visiting the financial services firms to make presentations, and/or train and educate the personnel of the financial services firms may be paid by the Manager, Distributor and/or their affiliates, subject to applicable FINRA regulations.

Please contact the registered representative (or his or her firm) who sold the Fund to you for details about any payments the financial services firm may receive from the Manager, Distributor and/or their affiliates. You should review your financial services firm's disclosure and/or talk to your financial services firm to obtain more information on how this compensation may have influenced your financial services firm's recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the Fund's SAI, which is available to you at no additional charge.

Other Payments Received by Financial Services Firms
Administrative, Sub-Accounting and Networking Fees. In addition to, rather than in lieu of, the fees that the Fund may pay to financial services firms as described above, and the fees the Fund pays to its transfer agent, the Fund's transfer agent or its affiliates may enter into additional agreements on behalf of the Fund with financial services firms pursuant to which the Fund will pay financial services firms for certain administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as record-keeping and other activities that otherwise would be performed by the Fund's transfer agent. Sub-accounting services encompass activities that reduce the burden of record-keeping to the Fund. Administrative fees are paid to a firm that undertakes, for example, shareholder communications on behalf of a Fund. Networking services are services undertaken to

40	Jennison Growth Fund

support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation.

These payments, as discussed above, are paid out of Fund assets and generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial services firm or (2) a fixed dollar amount for each account serviced by a financial services firm. From time to time, the Manager, Distributor, or their affiliates also may pay a portion of the fees for the services to the financial services firms at their own expense and out of their own resources.

Anti-Money Laundering
In accordance with federal law, the Fund has adopted policies designed to deter money laundering. The Fund has also appointed an Anti-Money Laundering Compliance Officer to oversee the Fund's anti-money laundering policies.

Class B Shares Convert to Class A Shares After Approximately Seven Years

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses. Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS or its affiliates will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly for Class B shares, not on the anniversary date of your purchase.

If you hold Class B share certificates, the certificates must be received by the Transfer Agent in order for your Class B shares to convert from Class B to Class A shares. Certificate deposited shares will convert during the next quarterly conversion. For more information, see the SAI.

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Understanding the Price You'll Pay

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund — known as the net asset value or NAV — is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the fund — or the NAV — is $10 ($1,000 divided by 100).

Mutual Fund Shares The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board.

With respect to any portion of the Fund's assets that are invested in one or more open-end investment companies, the Fund's NAV will be calculated based upon the NAV of the investment company in which the Fund invests.

The Fund may also use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. The Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but

42	Jennison Growth Fund

before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price.

For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for the Fund's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the NAV of the Fund on days when we have not received any orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the prices of those funds daily.

What Price Will You Pay for Shares of the Fund? For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For all other share classes, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares. Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by the Transfer Agent by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received by the Transfer Agent after the close of regular trading on the NYSE.

Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out — or distributes — its net investment income and net capital

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gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends. Distributions of $10.00 or less may not be paid out in cash, but may be automatically reinvested into your account.

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B, Class C, Class F, Class L, Class M and Class X shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your Fund shares for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

44	Jennison Growth Fund

When you sell shares of a Fund — also known as redeeming your shares — the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m., New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to seven days from the purchase date. Your broker may charge you a separate or additional fee for sales of shares.

Restrictions on Sales
There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI.

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:

  You are selling more than $100,000 of shares;

  You want the redemption proceeds made payable to someone that is not in our records;

  You want the redemption proceeds sent to some place that is not in our records; or

  You are a business or a trust.

An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI.

Contingent Deferred Sales Charge (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of

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purchase (the CDSC is waived for purchase by certain retirement and/or benefit plans). To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

  Amounts representing shares you purchased with reinvested dividends and distributions,

  Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases) and Class C shares and six years for Class B shares, and

  Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases) and Class C shares and six years for Class B shares).

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid — or at least minimize — the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans.) The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The CDSC is 1% for Class C shares — which is applied to shares sold within 12 months of purchase. The CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. The rate decreases on the anniversary date of your purchase.

The holding period for purposes of determining the applicable CDSC will be calculated from the anniversary date of the purchase, excluding any time Class B or Class C shares were held in a money market fund.

Waiver of the CDSC — Class B Shares
The CDSC will be waived if the Class B shares are sold:

  After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability;

  To provide for certain distributions — made without IRS penalty — from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account; and

  On certain sales effected through the Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI.

46	Jennison Growth Fund

Waiver of the CDSC — Class C Shares
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Redemption In Kind
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Involuntary Redemption of Small Accounts
If the value of your account is less than $500 for any reason, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to AIP accounts, employee savings plan accounts, payroll deduction plan accounts, or retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account). Prior thereto, if you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. For more information, see "Purchase, Redemption and Pricing of Fund Shares – Involuntary Redemption" in the SAI. If the value of your account is less than $2,500 (with certain exclusions), a $15 annual small balance account fee will be deducted from your account, and any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. For more information, see "Fees and Expenses" in this prospectus, and "Purchase, Redemption and Pricing of Fund Shares – Small Balance Account Fee" in the SAI.

90-Day Repurchase Privilege
After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund and share class without paying an initial sales charge. For Class B shares, if you paid a CDSC when you redeemed your Class B shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. For more information, see the SAI.

Retirement Plans
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement

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plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other JennisonDryden mutual funds — including certain money market funds, if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of other funds in the JennisonDryden mutual fund family, but you can't exchange Class A shares for Class B, Class C, Class F, Class L, Class M, Class X, Class Z or Class R shares. Class B and Class C shares may not be exchanged into money market funds other than MoneyMart Assets, Inc. (MoneyMart). After an exchange, at redemption the CDSC will be calculated from the date of the initial purchase, excluding any time Class B or Class C shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

There is no sales charge for exchanges. If, however, you exchange — and then sell — Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately 6 years of your original purchase or Class C shares within 12 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the Class B and Class C shares in the money market account will not be counted in calculating the required holding period for CDSC liability.

Remember, as we explained in the section entitled "Fund Distributions and Tax Issues — If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI.

Frequent Purchases and Redemptions of Fund Shares
The Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading

48	Jennison Growth Fund

can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Fund does not knowingly accomodate or permit frequent trading, and the Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted. Transactions in the Prudential money market funds are excluded from this policy.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements (Intermediaries), Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund

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communicates to Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Telephone Redemptions or Exchanges
You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares — Restrictions on Sales" above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

50	Jennison Growth Fund

Expedited Redemption Privilege
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

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FINANCIAL HIGHLIGHTS

INTRODUCTION

The financial highlights will help you evaluate the Fund's financial performance for the past five fiscal periods. The total return in each chart represents the rate that a shareholder would have earned on an investment in that particular Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for the periods indicated.

A copy of the Fund's annual report, along with the Fund's audited financial statements and report of the independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this prospectus.

For the fiscal years ended September 30, 2007, 2006, 2005 and 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the year ending September 30, 2003 was audited by another independent registered public accounting firm whose reports on those financial statements were unqualified.

52	Jennison Growth Fund

CLASS A SHARES

Class A Shares (fiscal years ended 9-30)

Per Share Operating Performance(a)	2007	2006	2005	2004	2003
Net asset value, beginning of year	$15.78	$15.31	$12.84	$11.77	$9.73
Income (loss) from investment operations:
Net investment income (loss)	-(d)	(.03)	.01	(.04)	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.44	.50	2.46	1.11	2.06
Total from investment operations	2.44	.47	2.47	1.07	2.04
Net asset value, end of year	$18.22	15.78	$15.31	$12.84	$11.77
Total return(b)	15.46%	3.07%	19.24%	9.09%	20.97%

Ratios/Supplemental Data
Net assets, end of year (000)	$1,566,814	$1,481,913	$1,348,039	$1,200,078	$1,134,839
Average net assets (000)	$1,525,634	$1,393,481	$1,258,500	$1,237,249	$1,034,231
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.02%	1.04%	1.06%	1.05%	1.17%
Expenses, excluding distribution and service (12b-1) fees	.77%	.79%	.81%	.80%	.92%
Net investment income (loss)	-%(e)	(.18)	.04%	(.27)%	(.21)%
Portfolio turnover rate	63%	72%	57%	68%	64%

(a) Calculated based upon average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(d) Less than $.005 per share.

(e) Less than .005%.

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54	Jennison Growth Fund

CLASS B SHARES

Class B Shares (fiscal years ended 9-30)

Per Share Operating Performance(a)	2007	2006	2005	2004	2003
Net asset value, beginning of year	$14.42	$14.09	$11.90	$11.00	$9.16
Income (loss) from investment operations:
Net investment loss	(.12)	(.13)	(.09)	(.12)	(.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.23	.46	2.28	1.02	1.94
Total from investment operations	2.11	.33	2.19	.90	1.84
Net asset value, end of year	$16.53	$14.42	$14.09	$11.90	$11.00
Total return(b)	14.63%	2.34%	18.40%	8.18%	20.09%

Ratios/Supplemental Data
Net assets, end of year (000)	$163,232	$243,951	$371,561	$481,876	$565,727
Average net assets (000)	$205,950	$322,042	$439,078	$560,217	$602,105
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.77%	1.79%	1.81%	1.80%	1.92%
Expenses, excluding distribution and service (12b-1) fees	.77%	.79%	.81%	.80%	.92%
Net investment loss	(.75)%	(.91)%	(.66)%	(1.02)%	(.95)%

(a) Calculated based upon average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

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CLASS C SHARES

Class C Shares (fiscal years ended 9-30)

Per Share Operating Performance(a)	2007	2006	2005	2004	2003
Net asset value, beginning of year	$14.42	$14.09	$11.90	$11.00	$9.16
Income (loss) from investment operations:
Net investment loss	(.12)	(.14)	(.08)	(.12)	(.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.23	.47	2.27	1.02	1.94
Total from investment operations	2.11	.33	2.19	.90	1.84
Net asset value, end of year	$16.53	$14.42	$14.09	$11.90	$11.00
Total return(b)	14.63%	2.34%	18.40%	8.18%	20.09%

Ratios/Supplemental Data
Net assets, end of year (000)	$78,280	$83,123	$86,198	$96,253	$106,850
Average net assets (000)	$79,797	$87,385	$91,313	$107,401	$105,518
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.77%	1.79%	1.81%	1.80%	1.92%
Expenses, excluding distribution and service (12b-1) fees	.77%	.79%	.81%	.80%	.92%
Net investment loss	(.75)%	(.99)%	(.61)%	(1.02)%	(.96)%

(a) Calculated based upon average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

56	Jennison Growth Fund

CLASS R SHARES

Class R Shares (fiscal years ended 9-30)

Per Share Operating Performance(b)	2007	2006	2005(a)
Net asset value, beginning of period	$14.59	$14.15	$12.97
Income (loss) from investment operations:
Net investment loss	(.03)	(.06)	(.05)
Net realized and unrealized gain on investment and foreign currency transactions	2.24	.50	1.23
Total from investment operations	2.21	.44	1.18
Net asset value, end of period	$16.80	$14.59	$14.15
Total return(c)	15.15%	3.11%	9.10%

Ratios/Supplemental Data
Net assets, end of period (000)	$2,977	$179,270(d)	$2,727(d)
Average net assets (000)	$1,849	$54,657(d)	$2,528(d)
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(e)	1.27%	1.29%	1.31%(f)
Expenses, excluding distribution and service (12b-1) fees	.77%	.79%	.81%(f)
Net investment loss	(.20)%	(.47)%	(.52)%(f)

(a) Inception date of Class R shares is December 17, 2004.
(b) Calculated based upon average shares outstanding during the period.
(c)Total return is calculated assuming a purchase of a share on the first day and a a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d) Amount is actual and not rounded.
(e) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(f) Annualized.

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CLASS Z SHARES

Class Z shares (fiscal years ended 9-30)

Per Share Operating Performance(a)	2007	2006	2005	2004	2003
Net asset value, beginning of year	$16.25	$15.72	$13.15	$12.03	$9.92
Income (loss) from investment operations:
Net investment income (loss)	.04	.01	.04	-(b)	-(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.51	.52	2.53	1.12	2.11
Total from investment operations	2.55	.53	2.57	1.12	2.11
Net asset value, end of year	$18.80	$16.25	$15.72	$13.15	$12.03
Total return(c)	15.69%	3.37%	19.54%	9.31%	21.27%

Ratios/Supplemental Data
Net assets, end of year (000)	$1,100,959	$1,182,040	$1,393,365	$1,274,544	$1,360,076
Average net assets (000)	$1,134,856	$1,305,889	$1,324,754	$1,441,730	$1,226,178
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.77%	.79%	.81%	.80%	.92%
Expenses, excluding distribution and service (12b-1) fees	.77%	.79%	.81%	.80%	.92%
Net investment income (loss)	.25%	.08%	.28%	(.02)%	.03%

(a) Calculated based upon average shares outstanding during the year.
(b) Less than $.005 per share.
(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

INSIDE BACK COVER

58	Jennison Growth Fund

BACK COVER

FOR MORE INFORMATION Please read this prospectus before you invest in the Fund and keep it for future reference. For information on shareholder questions contact:
MAIL Prudential Mutual Fund Services LLC PO Box 9658 Providence, RI 02940 TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the U.S.) WEBSITE www.jennisondryden.com	OUTSIDE BROKERS SHOULD CONTACT Prudential Investment Management Services LLC PO Box 9658 Providence, RI 02940 TELEPHONE (800) 778-8769

  E-DELIVERY

  To receive your mutual fund documents on-line, go to

  www.icsdelivery.com/prudential/funds

  and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment

  option at the icsdelivery website address.

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
MAIL Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102 ELECTRONIC REQUEST publicinfo@sec.gov (The SEC charges a fee to copy documents)	IN PERSON Public Reference Room located at 100 F Street, N.E. in Washington, DC For hours of operation, call (202) 551-8090 VIA THE INTERNET on the EDGAR database at www.sec.gov

The Annual and Semi-Annual Reports and the SAI contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.
STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this Prospectus) SEMI-ANNUAL REPORT	ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

Jennison Growth Fund
Share Class	A	B	C	R	Z
NASDAQ	PJFAX	PJFBX	PJFCX	PJGRX	PJFZX
CUSIP	74437E107	74437E206	74437E305	74437E651	74437E404

MF168A	The Fund's Investment Co. Act File No. 811-07343

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